AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER dated as of August 31, 2004 (this "Agreement"), is made by and among THEGLOBE.COM, INC., a Delaware corporation (the "Globe"), SENDTEC ACQUISITION, INC., a Florida corporation ("Merger Sub"), SENDTEC, INC., a Florida corporation (the "Company") and the shareholders of the Company listed on the signature pages hereto (collectively, the "Company Shareholders"). The Globe, Merger Sub, the Company and the Company Shareholders are individually referred to herein as a "Party" and collectively as the "Parties." The Globe and Merger Sub are sometimes referred to herein collectively as the "Globe Parties."

                                    RECITALS:

         The Parties intend for the Globe to acquire the Company by means of the merger of the Company with and into Merger Sub, upon the terms and subject to the conditions set forth herein.

         The Parties desire to adopt a plan of reorganization, and for federal income tax purposes, intend that the Merger will qualify as a reorganization under Section 368(a) of the Code.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

                                   DEFINITIONS

      1.1 Certain Definitions. The following terms shall, when used in this Agreement, have the following meanings:

      "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other Person (other than passive or institutional investors); (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; and
(iv) any officer, director or partner of such other Person. "Control" for the foregoing purposes shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

      "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Ft. Lauderdale, Florida, are required or authorized to be closed.

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Collateral   Documents"  mean  the  Exhibits  and  any  other  documents, instruments and certificates to be executed and delivered by the Parties hereunder or thereunder.

      "Commission"   means  the  Securities  and  Exchange   Commission  or  any
Regulatory Authority that succeeds to its functions.

      "Company Assets" means all properties, assets, privileges, powers, rights, interests and claims of every type and description (tangible and intangible) that are owned, leased, licensed, held, used or useful in the Company business and in which the Company has any right, title or interest or in which the Company acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of the Company, but excluding any of the foregoing, if any, transferred prior to the Closing pursuant to this Agreement or any Collateral Documents.

      "Company Common Stock" means the common shares of the Company.

      "Company Disclosure Statement" means the disclosure statement delivered by the Company to the Globe concurrently with the execution of this Agreement. The disclosure in a particular Company Disclosure Statement will also be deemed to qualify a representation and warranty that does not appear in the corresponding section or subsection of this Agreement if it is readily apparent on the face of such disclosure that such disclosure qualifies such representation and warranty.

      "Company Shareholders" has the meaning set forth in the Preamble to this Agreement.

      "Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security thereof; (b) to advance or supply funds
(i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the amount such Person guarantees but in any event not more than the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming, such Person is required to perform thereunder) as determined by such Person in good faith.

      "Damages" means all damages, costs, expenses, penalties, taxes, losses, fees (including court costs and reasonable attorneys' fees and expenses), fines and reasonable amounts paid in settlement, whether relating to any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, injunction, judgment, order, decree or ruling, or otherwise.

      "Dissenting Shareholder" means a shareholder of record of the Company who has not voted his/her/its Company Shares in favor of the Merger and who has filed a notice of election to dissent in accordance with Section 607.1321 of the FBCA.

      "Dissenting Shares" means Company Shares held as of the Effective Time by a Dissenting Shareholder.

      "Earn Out Pool" means 2,500,000 shares of Globe Common Stock.

      "Earn Out Warrants" means those certain warrants to be issued to the Target Shareholders, in the form of Exhibit "E" hereto, to purchase up to the number of shares of Globe Common Stock in the Earn Out Pool at an exercise price equal to $0.27 per share. The Earn Out Warrants will only be issued to the extent that the Surviving Corporation meets the performance criteria set forth on Appendix "B" hereto.

      Employment Agreements" means those certain Employment Agreements to be entered into pursuant to Section 10.7 hereof.

      "Escrow Agent" means Foley & Lardner LLP or such other Person as shall be designated pursuant to the terms of the Escrow Agreement.

      "Escrow  Agreement"  means that certain Escrow  Agreement,  dated the date
hereof,   among  the  Globe,  the  Company   Shareholders,   the   Shareholders'
Representative and the Escrow Agent.

      "Escrow Indemnity Fund" means the Escrow Shares, all of which shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement.

      "Escrow Shares" means 100,000 shares of Globe Preferred Stock and all shares of Globe Common Stock that are issued upon conversion thereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Fair Market Value" means (i) if the principal trading market for the Globe Common Stock is a national or regional securities exchange, the average closing price on such exchange for the twenty (20) trading days immediately prior to the Relevant Event Date; or (ii) if sales prices for shares of Globe Common Stock are reported by the NASDAQ National Market System (or a similar system then in use), the average last reported sales price so reported for the twenty (20) trading days immediately prior to the Relevant Event Date; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Globe Common Stock are reported in the OTC Bulletin Board by NASDAQ (or, if not so reported, by the National Quotation Bureau or any successor service), the average of the high bid and low ask prices so reported for the twenty (20) trading days immediately prior to the Relevant Event Date. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the period in question, then the current market price shall be determined in good faith by mutual agreement of the Shareholders' Representative and the Globe's Board of Directors (excluding, if then a member of the Globe's Board of Directors, the Shareholders' Representative).

      "GAAP" means United States generally accepted accounting principles as in effect from time to time.

      "Globe Common Stock" means the common shares of the Globe, $.001 par value per share.

      "Globe Group" means the Globe, Merger Sub and their respective Affiliates.

      "Globe Preferred Stock" means the Globe's Series H Automatically Converting Preferred Stock, par value $.001 per share, having the rights, privileges and limitations set forth in the Certificate of Designation attached as Exhibit "A" hereto. The Globe Preferred Stock will be convertible into an aggregate of seventeen million five hundred thousand (17,500,000) shares of Globe Common Stock.

      "Globe Securities Filings" means the Globe's Annual Report on Form 10-KSB, its quarterly reports on Form 10-QSB, current reports on Form 8-K, and all other reports or registration statements filed with the Commission on or after January 1, 2003 and prior to the Effective Time.

      "Information Statement" means the materials concerning the Globe, the Company and the Merger to be furnished by the Company to the Target Shareholders prior to the Informational Meeting to be conducted pursuant to Section 8.8 hereof.

      "Indebtedness"   means,  as  to  any  Person  as  of  any  date,   without
duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising, in the ordinary course of business) to the extent such amounts would in accordance with GAAP be recorded as debt on a balance sheet of such Person, (d) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (e) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, (f) all Indebtedness secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person, and (g) all Contingent Obligations of such Person.

      "Knowledge of the Company" and "Knowledge of the Company Shareholders" and phrases of similar import mean and shall be limited to the actual knowledge, after reasonable inquiry, of the Company Shareholders.

      "Knowledge of the Globe" and "Knowledge of the Globe or Merger Sub" and phrases of similar import mean and shall be limited to the actual knowledge, after reasonable inquiry, of their respective executive officers.

      "Legal Requirement" means any statute, ordinance, law, rule, regulation, code, injunction, judgment, order, decree, ruling, or other requirement enacted, adopted or applied by any Regulatory Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

      "Lien" any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), security interest, or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any lease that, in accordance with GAAP, would be required to be capitalized on the balance sheet of the lessee).

      "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

      "Material Adverse Effect on the Company" means a material adverse effect on (i) the Company Assets, Liabilities, properties or business of the Company,
(ii) the validity, binding effect or enforceability of this Agreement or the Collateral Documents or (iii) the ability of the Company to perform its obligations under this Agreement or the Collateral Documents; provided, however, that none of the following shall constitute a Material Adverse Effect on the
Company: (i) general economic conditions, or (ii) any changes generally affecting the industries in which the Company operates.

      "Material  Adverse Effect on the Globe" means a material adverse effect on
(i) the assets, Liabilities, properties or business of the Globe, (ii) the validity, binding effect or enforceability of this Agreement or the Collateral Documents or (iii) the ability of the Globe or any of the Globe Parties to perform its obligations under this Agreement and the Collateral Documents; provided, however, that none of the following shall constitute a Material Adverse Effect on the Globe: (i) general economic conditions, or (ii) any changes generally affecting the industries in which the Globe operates.

      "Material Company Contract" means any:

            (i) agreement for the purchase, sale, lease, or license by or from the Company of services, products, or assets that are not cancelable without penalty by the Company and that require total future payments by or to the Company in excess of $50,000 in any fiscal year in any instance, or entered into other than in the ordinary course of business (but excluding, for the avoidance of doubt, any such agreement whereby payments by or to the Company are contingent in nature);

            (ii) agreement requiring the Company to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring the Company to supply all of a particular customer's or customers' requirements for a certain service or product;

            (iii) agreement or other commitment pursuant to which the Company has agreed to indemnify or hold harmless any other person;

            (iv) employment agreement, consulting agreement, or agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of the Company;

            (v)  agreement  with any current or former  Affiliate,  shareholder, officer, director, employee, or consultant of the Company, or with any Person in which any such Affiliate, shareholder, officer, director, employee, or consultant has an interest;

            (vi) joint venture or teaming agreement;

            (vii) agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between the Company and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof; or

            (viii) agreement imposing non-competition or exclusive dealing obligations on the Company.

      "Merger  Consideration"  means (i) the Cash Consideration,  (ii) the Note,
(iii) the Merger Shares and (iv) the Earn Out Warrants.

      "Merger Shares" means the shares of Globe Common Stock and the shares of Globe Preferred Stock issuable pursuant to Sections 2.6(a)(i) and (ii) hereof.

      "Note" has the meaning set forth in Section 2.6 hereof.

      "Ordinary Course" with reference to a Person means the ordinary course of business consistent with past practice of that Person and its Subsidiaries (including with respect to quantity and frequency).

      "Permit" means any license, permit, consent, approval, registration, authorization, qualification or similar right granted by a Regulatory Authority.

      "Permitted Liens" means (i) liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established; (ii) rights reserved to any Governmental Authority to regulate the affected property; (iii) statutory liens of banks and rights of set-off; (iv) as to leased assets, interests of the lessors and sublessors thereof and liens affecting the interests of the lessors and sublessors thereof; (v) inchoate materialmen's, mechanics', workmen's, repairmen's or other like liens arising in the Ordinary Course; (vi) liens incurred or deposits made in the Ordinary Course in connection with workers' compensation and other types of social security; (vii) licenses of trademarks or other intellectual property rights granted by the Company or the Globe, as the case may be, in the Ordinary Course and not interfering in any material respect with the Ordinary Course of the business of the Company or the Globe, as the case may be; and (viii) as to real property, any encumbrance, adverse interest, constructive or other trust, claim, attachment, exception to or defect in title or other ownership interest (including, but not limited to, reservations, rights of entry, rights of first refusal, possibilities of reverter, encroachments, easement, rights-of-way, restrictive covenants, leases, and licenses) of any kind, which otherwise constitutes an interest in or claim against property, whether arising pursuant to any Legal Requirement, under any contract or otherwise, that do not, individually or in the aggregate, materially and adversely affect or impair the value or use thereof as it is currently being used in the Ordinary Course.

      "Person" means any natural person, corporation, partnership, trust, unincorporated organization, association, limited liability company, Regulatory Authority or other entity.

      "Prospectus" shall mean the prospectus included in a Resale Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

      "Registrable Securities" shall mean (i) each share of Globe Common Stock that is issued in connection with the Merger, (ii) each share of Globe Common Stock that is issued upon the conversion of the Globe Preferred Stock issued in connection with the Merger, (iii) except as provided in Section 2.19, each share of Globe Common Stock issuable upon exercise of the Earn Out Warrants and (iv) all shares of Globe Common Stock issued with respect thereto as a result of any stock split, stock dividend, recapitalization exchange or similar event affecting either the Globe Common Stock or the Globe Preferred Stock that occurs after the Effective Time (with regard to clauses (i) and (ii)) or the date of exercise of the applicable Earn Out Warrant (with regard to clause (iii)); provided that any such share of Globe Common Stock shall cease to be a Registrable Security on the first to occur of:

            (i) the date on which such share has been effectively registered under the Securities Act and disposed of in accordance with the Resale Registration Statement;

            (ii) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or

            (iii) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).

      "Regulatory Authority" means: (i) the United States of America; (ii) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like); (iii) Canada and any other foreign (as to the United States of America) sovereign entity and any political subdivision thereof; or (iv) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

      "Related Party" means, with respect to any Person, (i) any Affiliate (but only within the meaning of subclause (iii) (together with the attendant definition of "Control") of the definition of Affiliate appearing elsewhere in this Agreement) of such Person, or (ii) anyone who is the spouse, child, grandchild or parent of such Person.

      "Relevant Event Date" means (i) with regard to the determination of Fair Market Value pursuant to Section 4.2(b) hereof, the date of conversion of the Globe Preferred Stock into the Unconverted Preferred Note and (ii) with regard to the determination of Fair Market Value pursuant to Section 12.4(c) hereof, the date that the Escrow Shares are transferred to the Indemnified Party with respect of the relevant indemnity claim.

      "Replacement Options" means the non-qualified stock options, in the form of Exhibit "F" hereto, to be issued by the Globe pursuant to Section 2.10 hereof.

      "Representative" means any director, officer, employee, agent, consultant,
advisor  or  other   representative  of  a  Person,   including  legal  counsel,
accountants and financial advisors.

      "Resale Registration Statement" has the meaning set forth in Section 2.12 hereof.

      "Reserve Amount" has the meaning set forth in Section 12.4(d) hereof.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Shareholders' Representative" has the meaning set forth in Section 3.1(a) hereof.

      "Stockholders' Agreement" means the Stockholders' Agreement, in the form of Exhibit "C" hereto, to be entered into pursuant to Section 10.7 hereof

      "Subsidiary" of a specified Person means (a) any Person if securities having ordinary voting power (at the time in question and without regard to the happening of any contingency) to elect a majority of the directors, trustees, managers or other governing body of such Person are held or controlled by the specified Person or a Subsidiary of the specified Person; (b) any Person in which the specified Person and its Subsidiaries collectively hold a 50% or greater equity interest; (c) any partnership or similar organization in which the specified Person or Subsidiary of the specified Person is a general partner; or (d) any Person the management of which is directly or indirectly controlled by the specified Person and its Subsidiaries through the exercise of voting power, by contract or otherwise.

      "Target   Shareholders"   means  the  holders  of  Company   Common  Stock
immediately prior to the Effective Time, other than Dissenting Shareholders.

      "Tax" means any U.S. or Canadian federal, state, provincial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, intangible property, recording, occupancy, sales, use, transfer, registration, value added minimum, estimated or other tax of any kind whatsoever, including any interest, additions to tax, penalties, fees, deficiencies, assessments, additions or other charges of any nature with respect thereto, whether disputed or not.

      "Tax Return" means any return, declaration, report, claim for refund or credit or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      "Treasury Regulations" means regulations promulgated by the U.S. Treasury Department under the Code.

      "Unconverted Preferred Note" means the subordinated promissory note to be issued by the Globe pursuant to Section 4.2 hereof under the circumstances provided therein.

      "Withheld Payment" has the meaning set forth in Section 12.4(d) hereof.

                                   ARTICLE II

                                BASIC TRANSACTION

      2.1 Merger; Surviving Corporation. In accordance with and subject to the provisions of this Agreement and the Florida Business Corporation Act (the "FBCA"), at the Effective Time, the Company shall be merged with and into Merger Sub (the "Merger"). Merger Sub shall be the surviving corporation in the Merger (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Florida. At the Effective Time, the separate existence of the Company shall cease. All properties, franchises and rights belonging to the Company and Merger Sub, by virtue of the Merger and without further act or deed, shall be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of each of Merger Sub and the Company.

      2.2 Articles of Incorporation. Merger Sub's articles of incorporation shall be amended and restated at and as of the Effective Time to change the name of the Surviving Corporation so that immediately following the Effective Time, the name of the Surviving Corporation is SendTec, Inc.

      2.3 By-Laws. Merger Sub's bylaws shall be amended and restated at and as of the Effective Time to reflect the change in the name of Merger Sub to SendTec, Inc.

      2.4 Directors and Officers. The members of the board of directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time. The officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time.

      2.5 Effective Time. The Merger shall become effective at the time and date that the articles of merger ("Articles of Merger"), in form and substance acceptable to the Parties, is accepted for filing by the Department of State of the State of Florida in accordance with the provisions of Section 607.1105 of the FBCA. The Articles of Merger shall be executed by Merger Sub and the Company and delivered to the Department of State of the State of Florida for filing on the Closing Date. The date and time when the Merger becomes effective are referred to herein as the "Effective Time."

      2.6 Merger Consideration; Conversion and Cancellation of Securities; Exchange of Certificates.

            (a)  Conversion  of Company  Capital  Stock.  Except as  provided in
Section 2.11, at the Effective Time of the Merger, each share of Company Common Stock issued and outstanding immediately before the Effective Time shall be converted, by virtue of the Merger and without any further action on the part of the holders thereof, into the right to receive:

            (i) 4.3394232 shares of Globe Common Stock (an aggregate of 17,500,000 shares of Common Stock among all shares of Company Common Stock);

            (ii) 0.0433942 shares of Globe Preferred Stock (an aggregate of 175,000 shares of Globe Preferred Stock among all shares of Company Common Stock (which Globe Preferred Stock shall, as more particularly set forth in Exhibit "A," automatically convert into an aggregate of 17,500,000 shares of Globe Common Stock under the circumstances described therein));

            (iii) a cash payment of One Dollar and 48.78/100 ($1.4878) (an aggregate of Five Million, Nine Hundred Ninety Nine Thousand, Nine Hundred Ninety Dollars and 91/100 ($5,999,990.91)) among all shares of Company Common Stock) (the "Cash Consideration"); and

            (iv) 1/4,032,794 of the amount payable under a One Million Nine Dollars and 9/100 ($1,000,009.09) Subordinated Promissory Note, the form of which is attached as Exhibit "B" hereto (the "Note"); and

            (v) upon attainment by the Surviving Corporation of the performance criteria set forth on Appendix "B" hereto, an Earn Out Warrant to acquire 1/4,032,794 of the total number of shares in the Earn Out Pool that are earned by the Target Shareholders in accordance with Appendix "B."

The Merger Shares and the Globe Common Stock issuable upon (A) conversion of the Globe Preferred Stock and (B) exercise of the Earn Out Warrants will be unregistered, will constitute restricted securities within the meaning of the Securities Act and will contain restrictive legends with respect to the restrictions contained in Section 14.1 of this Agreement and, thereafter, other than in compliance with applicable federal and state securities laws. The allocation of (i) the Merger Shares, (ii) the Cash Consideration, (iii) the Note (on the basis of the principal amount thereof) and (iv) if and to the extent earned, the Earn Out Warrants shall be pro rata among the Target Shareholders and shall be as set forth on Section 2.6 of the Company Disclosure Statement to be delivered to the Globe at least two Business Days prior to the Closing. The Company Shareholders shall, pursuant to the terms of Sections 2.12 through 2.18 hereof, have registration rights with respect to the Globe Common Stock issued pursuant to clause (a)(i) of this Section 2.6, the shares of Globe Common Stock issuable upon conversion of the Globe Preferred Stock and, except as provided in
Section 2.19, the shares of Globe Common Stock issuable upon exercise of the Earn Out Warrants.

            (b)  Exchange  of  Certificates.  At the  Closing,  (a)  the  Target
Shareholders shall deliver to the Globe stock certificates evidencing the shares of Company Common Stock held by such Target Shareholder duly endorsed to the Globe, or accompanied by valid stock powers duly executed in favor of the Globe, in blank, and (b) the Globe shall deliver (i) to each such Target Shareholder by wire transfer of immediately available funds to such bank account as such Target Shareholder shall specify by written notice to the Globe delivered before the Closing Date, such Target Shareholder's pro rata portion of the Cash Consideration and (ii) to the Shareholders' Representative, the Note. As promptly as practicable after the Closing, the Globe shall deliver (x) to each such Target Shareholder a certificate or certificates issued in the name of such Target Shareholder evidencing such Target Shareholder's pro rata portion of the Merger Shares (other than the Escrow Shares), and (y) to the Escrow Agent, a certificate or certificates issued in the name of each Target Shareholder evidencing each Target Shareholder's pro rata portion of the Escrow Shares. The Escrow Indemnity Fund shall be held by the Escrow Agent in accordance with the terms of this Agreement and the Escrow Agreement, and shall be held and disbursed solely for the purposes and in accordance with the terms of this Agreement and the Escrow Agreement. Until surrendered in accordance with the provisions of this Section 2.6, each Company Common Stock Certificate representing a share of Company Common Stock shall represent for all purposes only the right to receive the Merger Consideration, without interest.

            (c) Treasury Shares, Etc. Each share of Company Common Stock held in the treasury of the Company immediately before the Effective Time shall be cancelled and extinguished, and nothing shall be issued or paid in respect thereof.

            (d) Merger Sub Stock. Each issued and outstanding share of Merger Sub capital stock will remain outstanding and will be unchanged as a result of the Merger.

      2.7 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company.

      2.8 Closing. The closing of the transactions contemplated by this Agreement and the Collateral Documents ("Closing") shall take place at the offices of the Globe, 110 East Broward Blvd, Suite 1400, Ft. Lauderdale, FL 33301, or at such other location as the parties may agree, at 10:00 a.m., Eastern Time, on a Business Day specified by the Globe on at least three Business Days notice to the Company that may be on, but shall not be more than five Business Days after, all conditions precedent to the Closing have been satisfied or waived, or on such other date and at such other time as the Parties may agree, provided that all such conditions precedent have been satisfied or waived. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

      2.9 Treatment of Certain Outstanding Derivative Securities. Except as provided in Section 2.10, all rights to acquire, directly or indirectly, any shares of Company Common Stock shall be either converted into or exercised for shares of Company Common Stock prior to the Closing Date or extinguished. Any such derivative securities not so converted or exercised shall be terminated without liability to the Globe or the Surviving Corporation.

      2.10 Company Stock Options.

            (a) As of the Effective Time, each outstanding option (an "Option") to purchase shares of Company Common Stock granted under the Company's Amended and Restated 2000 Stock Option Plan (the "Company Option Plan") at an exercise price of Two Dollars and 25/100 ($2.25) per share (whether or not exercisable or vested as of the Effective Time) will terminate and will be replaced with a non-qualified option to acquire, on substantially the same terms and conditions as were applicable under the Company Option Plan (including, without limitation, dates of vesting and expiration dates), 8.67885 shares of Globe Common Stock for each option to acquire one share of Company Common Stock that the holder of such Option held immediately prior to the Effective Time (without regard to whether such Option was then exercisable); provided that the exercise price of such replacement option shall be No Dollars and 6/100 ($0.06) per share.

            (b) As of the Effective Time, each outstanding Option to purchase shares of Company Common Stock granted under the Company Option Plan at an exercise price of Seven Dollars and 50/100 ($7.50) per share (whether or not exercisable or vested as of the Effective Time) will terminate and will be replaced with a non-qualified option to acquire, on substantially the same terms and conditions as were applicable under the Company Option Plan (including, without limitation, dates of vesting and expiration dates), 4.04678 shares of Globe Common Stock for each option to acquire one share of Company Common Stock that the holder of such Option held immediately prior to the Effective Time (without regard to whether such Option was then exercisable); provided that the exercise price of such replacement option shall be No Dollars and 27/100 ($0.27) per share.

            (c) The Globe will take all corporate action necessary to reserve for issuance a sufficient number of shares of Globe Common Stock for delivery upon exercise of the Replacement Options issued by it in accordance with this
Section 2.10. Within forty five (45) days after the Effective Time, Globe will file with the SEC a registration statement on Form S-8 covering the shares of Globe Common Stock subject to such Options and will use its commercially reasonable efforts to cause such registration statement to remain effective for so long as such Options remain outstanding.

      2.11 Dissenting Shares.

            (a) Upon filing a notice of election to dissent, a Dissenting Shareholder shall thereafter be entitled only to payment as provided in Chapter 607 of the FBCA and shall not be entitled to vote or to exercise any other rights of a shareholder of the Company. If notice of election to dissent is withdrawn in writing by the Dissenting Shareholder prior to the time an offer is made by the Company to pay for his shares, then, such Dissenting Shareholder's Dissenting Shares shall cease to be Dissenting Shares and shall be converted into and represent the right to receive the Merger Consideration issuable in respect of such Shares pursuant to this Agreement.

            (b) The Company shall give the Globe prompt notice of any written notices of election to dissent, withdrawals of such election, and any other instruments that relate to such election received by the Company. The Company shall not, except with the prior written consent of the Globe, make any payment with respect to any demands for appraisal of Company Shares or offer to settle or settle any such demands.

      2.12 Registration Rights. The Globe shall:

            (a) as promptly as practicable, but not later than one hundred fifty
(150) days after the Closing Date (the "Filing Deadline"), cause to be filed with the SEC a registration statement on Form SB-2 (or, at the Globe's option, such other form as it deems appropriate) pursuant to Rule 415 under the Securities Act (the "Resale Registration Statement"), which Resale Registration Statement shall provide for the offer and sale of all Registrable Securities held by Target Shareholders that have provided the information required pursuant to the terms of Section 2.13 hereof;

            (b) use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC as promptly as practicable, but in any event no later than one (1) year after the Closing Date; and

            (c) use commercially reasonable efforts to keep the Resale Registration Statement continuously effective, supplemented and amended subject to the provisions of Section 2.14 hereof (subject to the right of the Globe to suspend the use of the Resale Registration Statement by delivery of a Suspension Notice in accordance with Section 2.14 hereof) to the extent necessary to ensure that it (i) is available for resales of Registrable Securities by the Target Shareholders and (ii) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time, for a period (the "Effectiveness Period") ending on the later of (A) the third anniversary of the Closing Date and (B) the date that is two years following the date on which the Resale Registration Statement was declared effective by the SEC; provided, however, that the Effectiveness Period will end on the date on which all Registrable Securities have been sold thereunder.

      2.13 Target Shareholder Questionnaire. No Target Shareholder may include any of his, her or its Registrable Securities in the Resale Registration Statement unless such Target Shareholder furnishes to the Globe in writing, prior to or on the 10th Business Day after such Target Shareholder's receipt from the Globe of the Target Shareholder Questionnaire in the form attached as Appendix A hereto (the "Target Shareholder Questionnaire" and such applicable deadline, the "Questionnaire Deadline"), the information requested therein (as well as any other information concerning the Target Shareholder and the distribution of Registrable Securities as the Globe may reasonably request for use in connection with the Resale Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws). In connection with all requests for information from the Target Shareholders with respect to inclusion of Registrable Securities in the Resale Registration Statement, the Globe shall notify such Target

Shareholders of the requirements set forth in the preceding sentence. The Globe agrees and undertakes that it shall distribute to each Target Shareholder a Target Shareholder Questionnaire no later than 10 Business Days prior to the initial effectiveness of the Resale Registration Statement. Target Shareholders that do not complete the Target Shareholder Questionnaire and timely deliver it to the Globe shall not be named as selling security holders in the Prospectus or preliminary Prospectus included in the Resale Registration Statement and, therefore, shall not be permitted to sell any Registrable Securities pursuant to the Resale Registration Statement. Notwithstanding the foregoing, upon request from a Target Shareholder that did not return a Target Shareholder Questionnaire on a timely basis because it was a subsequent transferee of Registrable Securities after the Globe distributed the Target Shareholder Questionnaire, (i) the Globe shall distribute a Target Shareholder Questionnaire to such Target Shareholder at the address set forth in the request and (ii) upon receipt of a properly completed Target Shareholder Questionnaire from such Target Shareholder, the Globe shall use commercially reasonable efforts to name such Target Shareholder as a selling security holder by means of an amendment or, if permitted by the SEC, by means of a Prospectus supplement to the Resale
Registration Statement. Each Target Shareholder as to which the Resale Registration Statement is being effected agrees to furnish promptly to the Globe all information required to be disclosed in order to make information previously furnished to the Globe by such Target Shareholder not materially misleading.

      2.14 Resale Registration Statement. In connection with the Resale Registration Statement, the Globe shall use commercially reasonable efforts to effect such registration to permit the sale of the Registrable Securities, and pursuant thereto, shall prepare and file with the SEC a Resale Registration Statement relating to the registration of the Registrable Securities. In connection with the Resale Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Globe shall:

            (a) Subject to any notice by the Globe of the existence of any fact or event of the kind described in Section 2.15 and the Globe's right to invoke a Suspension Period in the manner described in this Section 2.14(a), use commercially reasonable efforts to keep the Resale Registration Statement continuously effective during the Effectiveness Period. Upon the occurrence of any event that would cause the Resale Registration Statement or the Prospectus contained therein to (i) contain a material misstatement or omission or (ii) not be effective and usable for resale of Registrable Securities during the Effectiveness Period, unless a Suspension Period is then in effect, the Globe shall file promptly an appropriate amendment to the Resale Registration
Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (i), correcting any such misstatement or omission, and, in the case of either clause (i) or (ii), use commercially reasonable efforts to cause such amendment to be declared effective and the Resale Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Globe may suspend the effectiveness of the Resale Registration Statement by written notice to the Target Shareholders for a period not to exceed an aggregate of 90 days in any 360-day period (each such period, a "Suspension Period"); provided that the Globe shall promptly notify each Target Shareholder in writing of the date on which the Suspension Period will begin and the date on which the Suspension Period ends and no single Suspension Period shall exceed 45 days. No Suspension Period may be followed immediately by an additional Suspension Period, and there must be a minimum of 45 days between each Suspension Period.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (it being understood that the Globe shall not be required to file a Prospectus supplement pursuant to Rule 424(b) with respect to any Target Shareholder that failed to submit his/her/its Target Shareholder Questionnaire by the Questionnaire Deadline) under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Resale Registration Statement or a supplement to the Prospectus.

      2.15 Suspension. Each Target Shareholder agrees that, upon receipt of any notice (a "Suspension Notice") from the Globe of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Resale Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the Prospectus in order to make the statements therein not misleading, such Target Shareholder shall discontinue disposition of Registrable Securities pursuant to the Resale Registration Statement and any use of the associated Prospectus until: (a) such Target Shareholder has received copies of the supplemented or amended Prospectus contemplated by Section 2.14 hereof; or (b) such Target Shareholder is advised in writing by the Globe that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are part of or incorporated by reference in the Prospectus. Each Target Shareholder agrees to keep the receipt of a Suspension Notice and its contents confidential. If so directed by the Globe, each Target Shareholder will deliver to the Globe all copies, other than permanent file copies then in such Target Shareholder's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such Suspension Notice. The Globe agrees that the Suspension Notice shall not include any material non-public information other than such information necessary to inform the Target Shareholders that a Suspension Period has been implemented. The Globe may not suspend the effectiveness of the Resale Registration Statement for more than an aggregate of 90 days in any 360-day period.

      2.16 Expenses. All expenses incident to the Globe's performance of or compliance with Section 2.12 through 2.15 of this Agreement shall be borne by the Globe regardless of whether a Resale Registration Statement becomes effective, including, without limitation: (a) all registration and filing fees and expenses; (b) all fees and expenses of compliance with federal and state securities laws; (c) all expenses of printing (including printing of Prospectuses and certificates for the Globe Common Stock) and the Globe's expenses for messenger and delivery services and telephone; (d) all fees and disbursements of counsel to the Globe and all transfer agent fees; (e) all fees and expenses of one special counsel to the Target Shareholders (not to exceed $10,000), (f) all application and filing fees in connection with listing (or authorizing for quotation) the Globe Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
(g) all fees and disbursements of independent certified public accountants of the Globe. Each Target Shareholder shall bear all costs associated with selling commissions, discounts and expenses of any financial or legal advisors engaged to review the Resale Registration Statement.

      2.17 Inclusion of other Securities. Each Target Shareholder acknowledges and agrees that the Globe may include for registration in the Resale Registration Statement additional or other securities held by other parties pursuant to registration rights granted to such parties.

      2.18 Rule 144 Reporting. With a view to making available to the Target Shareholders the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Globe will, for a period of one year beyond the Effectiveness Period, use commercially reasonable efforts to:

            (a) Commission Reports. File with the Commission in a timely manner all reports and other documents thereafter required of the Company if the Company is or becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and

            (b) Other Information. Furnish to each Shareholder promptly upon its request the following information:

                  (1) A written statement by the Company as to the Company's compliance with the public information requirements of Commission Rule 144 ,

                  (2) A copy of the most recent annual or quarterly report of the Company, and

                  (3) Such other reports and documents filed by the Company with the Commission as may be reasonably requested in availing any Target Shareholder of any rule or regulation of the Commission permitting the sale of any such securities without registration.

      2.19 Acknowledgment Regarding Shares Issuable under the Earn Out Warrants. Each Target Shareholder acknowledges and agrees that the Securities and Exchange Commission may take the position that it is not permissible to register that portion, if any, of the Registrable Securities that represent shares of Globe Common Stock that have not yet been earned and that in no event shall such Target Shareholder on be entitled to sell any shares of Globe Common Stock issuable upon exercise of the Earn Out Warrants before such shares are fully earned in the manner set forth in this Agreement and in the Earn Out Warrants. In such an event, nothing herein shall obligate the Globe to register (or give rise to liability for failure to register) any shares of Globe Common Stock that have not then been fully earned.

      2.20 Survival. The obligations set forth in Sections 2.12 through 2.19 shall survive Closing.

                                  ARTICLE III

                          SHAREHOLDERS' REPRESENTATIVE

      3.1 Appointment of Shareholders' Representative.

            (a) In order to administer efficiently: (i) the defense and/or settlement of any claims for indemnification for which the Company Shareholders may be required to provide indemnification to the Globe Group pursuant to
Section 12.2 hereof and (ii) such other matters as may be specifically set forth in this Agreement, the Company Shareholders hereby appoint Paul Soltoff as their agent and representative (the "Shareholders' Representative"), with the power to resolve on their behalf all such matters (or matters reasonably incidental thereto), and the Shareholders' Representative hereby accepts such appointment.

            (b) Without limiting the generality of Section 3.1(a), the Company Shareholders hereby authorize the Shareholders' Representative:

                  (i) to take all action necessary in connection with the defense and/or settlement of any claims for which the Company Shareholders may be required to provide indemnification to the Globe Group pursuant to Article XII of this Agreement;

                  (ii) to give and receive communications and notices, executing, acknowledging, delivering, recording and filing all ancillary agreements, certificates and documents that the Shareholders' Representative deems necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement;

                  (iii) to negotiate, agree to, enter into settlements and compromises of any indemnification claims;

                  (iv) to receive payments due under this Agreement (including the Note and, if issued, the Unconverted Preferred Note) and to acknowledge receipt for such payments;

                  (v) to waive any breach or default under this Agreement;

                  (vi) to exercise the rights pursuant to Section 4.2 of this Agreement; and

                  (vii) to take all actions necessary or appropriate in the judgment of the Shareholders' Representative to accomplish the foregoing.

            (c) In the event that the Shareholders' Representative dies, becomes unable to perform his responsibilities hereunder or resigns from such position, Eric Obeck shall automatically fill such vacancy and shall be deemed to be the Shareholders' Representative for all purposes of this Agreement. In the event that Eric Obeck dies, is unable or becomes unable to perform his responsibilities hereunder or resigns from such position, the remaining Company Shareholders shall, by election of the Company Shareholders (or, if applicable, their respective heirs, legal representatives, successors and assigns) who held a majority of the Company Shares issued and outstanding immediately prior to the Effective Time, select another representative to fill such vacancy and such substituted representative shall be deemed to be the Shareholders' Representative for all purposes of this Agreement.

            (d) All decisions and actions by the Shareholders' Representative shall be binding upon all of the Target Shareholders, and no Target Shareholder shall have the right to object, dissent, protest or otherwise contest the same.

            (e) The Shareholders' Representative shall be entitled to recover any out-of-pocket costs and expenses reasonably incurred by the Shareholders' Representative in good faith and in connection with actions taken by the Shareholders' Representative pursuant to this Agreement (including the hiring of legal counsel and the incurring of legal fees and costs) from the Note and, if and at such time as the Globe Group shall not have any further rights to the Escrow Shares (as more fully set forth in the Escrow Agreement), the Escrow Shares. The Shareholders' Representative shall keep reasonably detailed records of the costs and expenses for which he seeks reimbursement from the Note. The Target Shareholders agree to reimburse the Shareholders' Representative for all expenses reasonably incurred in connection with actions taken pursuant to this Agreement.

            (f) The Shareholders' Representative has a duty to serve in good faith the interests of the Target Shareholders and to perform his designated role under this Agreement, but the Shareholders' Representative shall have no personal financial liability whatsoever to any person relating to his service hereunder, except that he shall be personally liable for any harm found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from his gross negligence or willful misconduct. The Target Shareholders shall indemnify the Shareholders' Representative against any loss, expense or other liability arising out of his service as the Shareholders' Representative under this Agreement, other than for harm found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from his gross negligence or willful misconduct.

            (g) Without limiting the generality of Section 3.1(a), by their execution of this Agreement, the Target Shareholders agree that:

                  (i) The Globe shall be able to rely conclusively on the instructions and decisions of the Shareholders' Representative as to (x) the settlement of any claims for indemnification by the Globe Group pursuant to
Section 12.2 hereof or (y) any other actions required to be taken by the Shareholders' Representative hereunder, and no party hereunder or any Target Shareholder shall have any cause of action against the Globe Parties or any of their respective Affiliates for any action taken by any such Person in reliance upon the instructions or decisions of the Shareholders' Representative;

                  (ii) all actions, decisions and instructions of the Shareholders' Representative shall be conclusive and binding upon all of the Target Shareholders and no Target Shareholder shall have any cause of action against the Shareholders' Representative for any action taken or not taken, decision made or instruction given by the Shareholders' Representative under this Agreement, except for fraud or willful breach of this Agreement by the Shareholders' Representative;

                  (iii) the provisions of this Section 3.1 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Target Shareholder may have in connection with the transactions contemplated by this Agreement; and

                  (iv) the provisions of this Section 3.1 shall be binding upon the heirs, legal representatives, successors and assigns of each Target Shareholder, and any references in this Agreement to a Target Shareholder or the Target Shareholders shall mean and include the successors to such Person's rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

      4.1 Authorize Additional Globe Common Stock. The Globe shall call a meeting of its shareholders as soon as reasonably practicable following the Closing and use commercially reasonable efforts to obtain any necessary consents, approvals and authorizations to obtain shareholder approval and amend its certificate of incorporation to authorize a sufficient number of shares of Globe Common Stock so that all of the Globe Preferred Stock can be converted into Globe Common Stock and all of the Replacement Options and, to the extent earned, the Earn Out Warrants, can be exercised.

      4.2 Conversion into Note. If, on the date that is ten (10) Business Days after the first annual meeting of the Globe's stockholders to be held after the Closing, all shares of the Globe Preferred Stock have not been converted into Globe Common Stock, then:

            (a) on the day immediately following such tenth Business Day, but subject to the proviso set forth below, the maximum number of shares of Globe Preferred Stock that may be converted, taking into account the number of shares of Globe Common Stock then authorized and available for issuance, shall, in accordance with the Certificate of Designation establishing the Globe Preferred Stock, be converted, on a pro rata basis among all Target Shareholders (based upon the number of shares of Globe Preferred Stock held by them), into Globe Common Stock (provided that the shares of Globe Preferred Stock that do not constitute Escrow Shares shall convert prior to shares of Globe Preferred Stock that constitute Escrow Shares); provided, however, that for purposes of determining the number of shares of Globe Common Stock that are authorized, unreserved and available for issuance, there shall be set aside and reserved for other issuance by the Globe up to 3,000,000 shares of Globe Common Stock (in each case, as such number shall be determined and designated by the Globe in writing on or before such time), any or all of which may be issued by the Globe to such Persons (which may or may not be the Target Shareholders), at such times, and in such amounts as the Globe shall determine in its sole and absolute discretion; and

            (b) upon surrender and delivery by a Target Shareholder of a certificate(s) evidencing shares of Globe Preferred Stock that were not converted into Globe Common Stock pursuant to clause (a) above, duly endorsed to the Globe, or accompanied by valid stock powers duly executed in favor of the Globe, in blank, the Globe will issue a promissory note to the Stockholders' Representative on behalf of such Target Shareholder(s) in substantially the form of Exhibit "D" hereto (the "Unconverted Preferred Note"). The principal amount of and accrued interest on the Unconverted Preferred Note shall mature on the first to occur of (i) the first anniversary of its issuance or (ii) December 31, 2005. The principal amount of the Unconverted Preferred Note shall be equal to the product of (A) the number of shares of Globe Common Stock that would have been issued upon conversion of the shares of Globe Preferred Stock that were not converted into Globe Common Stock pursuant to clause (a) above and (B) the lesser of (i) the Fair Market Value of the Globe Common Stock on the Relevant Event Date and (ii) $0.83.

                                   ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF THE COMPANY SHAREHOLDERS

      Each Company Shareholder represents and warrants to the Globe and Merger Sub that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article V, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date.

      5.1 Powers, Binding Effect, Etc. Each of the Company Shareholders has full right, power and authority to execute and deliver this Agreement and the Collateral Documents to which such Company Shareholder is or will be a party and to perform such Company Shareholder's obligations hereunder and thereunder. This Agreement and the Collateral Documents to which such Company Shareholder is or will be a party constitute the valid and legally binding obligation of such Company Shareholder, enforceable in accordance with its terms and conditions. Such Company Shareholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Regulatory Authority agency in order to consummate the transactions contemplated by this Agreement and the Collateral Documents to which such Company Shareholder is a party.

      5.2 No Breach or Violation. The execution and the delivery of this Agreement by such Company Shareholder and the Collateral Documents to which he, she or its is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not:

            (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Company Shareholder is subject;

            (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, Indebtedness, encumbrance, commitment, contract, lease, license, instrument, or other arrangement to which such Company Shareholder is a party or by which he, she or it is bound or to which any of his, her or its assets is subject; or

            (c) impose any security interest or Lien on any Company Shares held by such Company Shareholder.

      5.3 Brokers' Fees. Such Company Shareholder has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Globe or Merger Sub could become liable or obligated.

      5.4 Approval of Merger. Each Company Shareholder has voted, or will timely vote, in favor of the Merger and the transactions contemplated hereby.

      5.5 Investment. Each of the Company Shareholders:

            (a) understands that neither the Merger Shares nor the shares of Globe Common Stock issuable upon conversion of the Merger Shares or, if applicable, the exercise of the Replacement Options (collectively, "Globe Securities") have been, and may not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering;

            (b) understands that, as more fully described in Section 14.1 hereof, neither the Merger Shares nor the shares of Globe Common Stock issuable upon conversion of the Merger Shares may be transferred for a period of one (1) year following the Effective Time without the prior written consent of the Globe and that "stop transfer" instructions will be given to the Globe's transfer agent consistent with such one year transfer restriction.

            (c) understands that the stock certificates representing the Merger Shares and the shares of Globe Common Stock issuable upon conversion of the Merger Shares will bear restrictive legends prohibiting the transfer of such shares other than in compliance with clauses (a) and (b) above.

            (d) is acquiring the Globe Securities solely for his, her or its own account for investment purposes, and not with a view to the distribution thereof;

            (e) is a sophisticated investor with knowledge and experience in business and financial matters;

            (f) has reviewed the Globe Securities Filings and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Globe Securities;

            (g) is able to bear the economic risk and lack of liquidity inherent in holding the Globe Securities;

            (h) is an Accredited Investor (as defined in Rule 501 of Regulation D under the Securities Act); and

            (i) is, except as indicated in Section 5.5 of the Company Disclosure Statement, a resident of the State of Florida.

      5.6 Company Shares. Such Company Shareholder holds of record and owns beneficially the number of Company Shares set forth next to his or her or its name, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, security interests, Liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Except as set forth in Section 5.6 of the Company Disclosure Statement, such Company Shareholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Company Shareholder to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). Except as set forth in
Section 5.6 of the Company Disclosure Statement, such Company Shareholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

      5.7 Tax Matters. Such Company Shareholder has not knowingly taken, or knowingly agreed or knowingly failed to take, any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code. Such Company Shareholder has sought and obtained his, her or its own advisor as to the tax consequences of the Merger and the investment in the Globe Securities and, if applicable, the Replacement Options.

                                   ARTICLE VI
             REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY

      Except as set forth in the Company Disclosure Statement, the Company and each Company Shareholder represent and warrant to the Globe and Merger Sub that the statements contained in this Article VI are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article VI, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date.

      6.1 Organization and Qualification. The Company was organized under the Florida Business Corporation Act and its status is active. The Company has no Subsidiaries. The Company has and the corporate power to conduct its business as it is currently conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it make such qualification or license necessary, except any such jurisdiction where the failure to be so qualified or licensed would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

      6.2 Capitalization.

            (a) The authorized, issued and outstanding capital stock and other ownership interests of the Company, including all outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests are fully and accurately described in Section 6.2(a) of the Company Disclosure Statement, which Statement shall be updated as of the Closing.

            (b) All of the issued and outstanding shares of Company Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable and have been issued in compliance with applicable securities laws and other applicable Legal Requirements or transfer restrictions under applicable securities laws.

      6.3 Authority and Validity. The Company has full power and authority to enter into this Agreement and the Collateral Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and Collateral Documents have been duly authorized by the Board of Directors and shareholders of the Company and no other corporate proceedings on its part are necessary to authorize this Agreement, Collateral Documents and the transactions contemplated hereby and thereby. This Agreement and each of the Collateral Documents to which the Company is a party constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      6.4 No Breach or Violation. Subject to obtaining the consents, approvals, authorizations, and orders of and giving notices to Governmental Authorities and Persons identified in Section 6.4 of the Company Disclosure Statement, the execution, delivery and performance by the Company of this Agreement and the Collateral Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of the Company under, or result in the creation or imposition of any encumbrance upon the Company, the Company Assets or the Company Common Stock by reason of the terms of (i) the articles of incorporation, bylaws or other charter or organizational document of the Company, (ii) any Material Company Contract, or any other agreement, lease, indenture or other instrument to which the Company is a party or by or to which the Company or its property may be bound or subject and a violation of which would result in a Material Adverse Effect on the Company, (iii) any order, judgment, injunction, award or decree of any arbitrator or Regulatory Authority or any statute, law, rule or regulation applicable to the Company or (iv) any Permit of the Company.

      6.5 Consents and Approvals.  Except for requirements  described in Section
6.5 of the Company Disclosure Statement, no consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by the Company in connection with the execution, delivery and performance by the Company of this Agreement or any Collateral Document or for the consummation by the Company of the transactions contemplated hereby or thereby, except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such registration or filing would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

      6.6 Title to Assets. With respect to all assets and properties of the Company,

            (a) The Company does not own any real property. Section 6.6 of the Company Disclosure Statement includes an accurate and complete description of
(i) all real property leased by the Company (identifying the lessee and the lessor and describing the term and the payment terms) and (ii) each place of business of the Company. The Company has good title to the material Company Assets, free and clear of any and all encumbrances, except (A) the matters described in Section 6.6 of the Company Disclosure Statement (all of which will have been discharged at or before the Closing unless otherwise indicated in
Section 6.6 of the Company Disclosure Statement) and (B) Permitted Liens.

            (b) Except as provided in Section 6.6 of the Company Disclosure Statement, no Person has any right to acquire, directly or indirectly, any interest in any of the material Company Assets, and there is no agreement to which the Company or any of its Affiliates is a party or is otherwise bound relating to the foregoing.

      6.7 Compliance with Legal Requirements. Except as described in Section 6.7 of the Company Disclosure Statement, the Company has operated the Company business in compliance with all Legal Requirements applicable to the Company except to the extent the failure to operate in compliance with all Legal Requirements would not have a Material Adverse Effect on the Company. Except as described in Section 6.7 of the Company Disclosure Statement, no action, suit, proceeding, hearing or investigation has been commenced or, to the Company's Knowledge, threatened, and no charge, complaint, claim, demand or notice has been filed, against the Company alleging any failure to so comply.

      6.8 Financial and Other Information. The Company has provided the Globe with (a) an audited balance sheet of the Company as of December 31, 2003 and audited statement of operations and cash flow for the year then ended; and (b) an unaudited balance sheet of the Company as of June 30, 2004 the ("Most Recent Balance Sheet") and the related statements of operations and cash flows for the period then ended. All such financial statements (including the notes thereto) ("Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto) and present fairly in all material respects the financial condition of the Company and its results of operations as of the dates and for the periods indicated (except as may be indicated in the notes thereto), subject in the case of the interim unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

      6.9 Legal Proceedings. There are no outstanding judgments or orders against or otherwise affecting or related to the Company or the Company Assets; there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the Company's and each Company Shareholder's respective Knowledge, threatened against the Company.

      6.10 Taxes. The Company has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Regulatory Authority. All Taxes due and payable (or claimed to be due and payable) by the Company have been paid or properly accrued on the Company Balance Sheet (regardless of whether Tax Returns relating to such Taxes have been duly and timely filed or, if filed, regardless of whether such Tax Returns are deficient), except such amounts as (i) are not in the aggregate material and
(ii) are being contested diligently and in good faith by appropriate proceedings and for which there are adequate reserves in the Company Financial Statements. The Company has furnished to the Globe true and correct copies of all income Tax Returns filed by it in the past two years, all of which are accurate and complete in all material respects. Except as set forth in Section 6.10 of the Company Disclosure Statement, there are no pending Tax audits, claims or proceedings relating to the Company, the Company Assets or income therefrom. The Company has not agreed to any waiver or extension of any statute of limitations relating to any Tax. The Company has no outstanding power of attorney authorizing any Person to act on its behalf in connection with any Tax or Tax Return. The Company has no outstanding closing agreement, request for a ruling or determination, request for a change in method of accounting, subpoena or request for information with or by any Regulatory Authority with respect to any Tax or Tax Return.

      6.11 Material Company Contracts. Section 6.11 of the Company Disclosure Statement sets forth a true and complete list of all Material Company Contracts. Except as set forth in Section 6.11 of the Company Disclosure Statement:

            (a) Each Material Company Contract is legal, valid, binding, enforceable and in full force and effect ;

            (b) Subject to obtaining any consent disclosed in Section 6.5 of the Company Disclosure Statement, the transactions contemplated by this Agreement will not prevent the Material Company Contract from continuing to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; and

            (c) Neither the Company, nor to the Knowledge of the Company Shareholders, any other party thereto, is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification or acceleration, under the Material Company Contract.

            (d) No Material Contract included or incorporates any provision, the effect of which may be to enlarge or accelerate any of the obligations of the Company or to give additional rights to any other party thereto, or will terminate, lapse, or in any other way be affected, by reason of the transactions contemplated by this Agreement.

            (e) No customer under a Material Company Contract, and no supplier of the Company who has supplied goods or services to the Company during the 12 month period immediately preceding the date of this Agreement under a Material Company Contract, has canceled or otherwise terminated, or made any written threat to the Company to cancel or otherwise terminate, its relationship with Company, or has, in the case of any such customer, decreased in any material respect its usage of the services or products of the Company, or, in the case of any such supplier, decreased in any material respect its services or supplies to the Company, and, to the Knowledge of the Company and each Company Shareholder, no such customer or supplier intends to cancel or otherwise terminate its relationship with the Company or to decrease in any material respect its usage of the services or products of the Company or its services or supplies to the Company, as the case may be.

      6.12 Books and Records. The books and records of the Company accurately and fairly represent the Company business and its results of operations in all material respects.

      6.13 Insurance. Section 6.13 of the Company Disclosure Statement lists the policies of theft, fire, liability, worker's compensation, life, property and casualty, directors' officers' and other insurance (collectively, "Policies") owned or held by the Company and the basis on which such Policies provide coverage (i.e., an occurrence or claims-made basis). All such Policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid and no notice of cancellation or termination has been received with respect to any such Policy. The Company has not breached or otherwise failed to perform in any material respects its obligations under any of the Policies, nor has the Company received any adverse notice or communication from any of the insurers party to the Policies with respect to any such alleged breach or failure in connection with any of the Policies. All Policies are sufficient for compliance with all Legal Requirements and all Material Company Contracts, are, to the Company's and each Shareholder's respective Knowledge, valid, outstanding, collectible and enforceable policies, and will not in any way be affected by, or terminate or lapse by reason of, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in Section 6.13 of the Company Disclosure Statement, all of the Policies will remain in full force and effect through thirty (30) days after the Closing Date.

      6.14 Brokers or Finders. Except as set forth on Section 6.14 of the Company Disclosure Statement, no broker or finder has acted directly or indirectly for the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement, and neither the Company nor any of its Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transactions contemplated by this Agreement. Such fees shall be paid by the Company at Closing, and neither the Globe nor the Surviving Corporation will have any further obligation or liability for any brokerage, finder's fee or other commission relating to any brokerage or similar services provided, directly or indirectly, to the Company or its Affiliates in connection with the transactions contemplated by this Agreement, including any that are disclosed on Section 6.14 of the Company Disclosure Statement.

      6.15 Absence of Certain Changes. Except as set forth on Section 6.15 of the Company Disclosure Statement, since the date of the Most Recent Balance Sheet, there has not been:

            (a) any (i) acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Company of any Company Assets other than in the Ordinary Course, or (ii) other transaction by, or any agreement or commitment on the part of, the Company, other than those in the Ordinary Course that have not caused and will not cause, either in any case or in the aggregate, a Material Adverse Effect on the Company;

            (b) any Material Adverse Effect on the Company;

            (c) any transaction by the Company with any of its Affiliates, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;

            (d) any payment of bonuses other than an aggregate of $300,000 to certain employees of the Company;

            (e) any damage, destruction, or loss affecting its properties or assets, whether or not covered by insurance;

            (f) any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock or other securities of the Company;

            (g) any issuance of any shares of Company Common Stock or other securities of the Company, or any direct or indirect redemption, purchase, or other acquisition by the Company of any shares of its capital stock or other securities;

            (h)  any  change  in  the  officer,   directors,  key  employees  or
independent contractors of the Company;

            (i) any labor trouble or claim or unfair labor practices involving the Company, any increase in the compensation or other benefits payable or to become payable by the Company to any of its Affiliates, or to any of the respective officers, employees, or independent contractors of the Company, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors;

            (j) any forgiveness or cancellation of any debt or claim by the Company or any waiver by the Company or any right of material value, other than compromises of accounts receivable in the ordinary course of business;

            (k) any incurrence or any payment, discharge, or satisfaction by the Company of any Indebtedness or any material obligations or material liabilities, whether absolute, accrued, contingent, or otherwise (including, liabilities, as guarantor or otherwise, with respect to obligations of others), other than current liabilities to persons other than Affiliates of the Company incurred since the date of such balance sheet in the Ordinary Course;

            (l) any incurrence, discharge, or satisfaction of any Lien on any of the Company Assets or on any of the Company Common Stock;

            (m) any change in the financial or tax accounting principles, practices, or methods of the Company; or (n) any agreement, understanding, or commitment by or on behalf of the Company, or by or on behalf of its respective Affiliates, directors, officers, employees, agents, or representatives, whether in writing or otherwise, to do or permit any of the things referred to in this
Section 6.15.

      6.16 Indebtedness. Immediately after the Closing, the Company will have no Indebtedness outstanding other than as set forth in Section 6.16 of the Company Disclosure Statement. The Company is not in default with respect to any outstanding Indebtedness or any instrument or agreement relating thereto.

      6.17 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Most Recent Balance Sheet, or incurred after the date of such balance sheet in the Ordinary Course other than in connection with the transactions with Affiliates, the Company has no material liabilities or obligations of any nature (including Contingent Obligations), whether accured, absolute, contingent, or otherwise and whether due or to become due.

      6.18 Potential Conflicts of Interest. Except as disclosed in Section 6.18 of the Company Disclosure Statement, neither the Company nor any of its respective officer, directors, employees, or other Affiliates (i) is an officer, director, employee, or consultant of, any person that is a competitor, lessor, lessee, customer, or supplier of the Company, (ii) owns, directly or indirectly, any interest in any tangible or intangible property used in or necessary to the business of the Company or (iii) has any cause of action or other claim whatsoever against the Company or owes any amount to the Company, except for claims in the Ordinary Course, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements.

      6.19 Employees. Section 6.19 of the Company Disclosure Statement contains an accurate and complete list setting forth the name and current annual salary and other compensation payable by the Company to each employee of the Company. To the Knowledge of the Company and the Company Shareholders, the Company is in compliance with all Legal Requirements affecting employment and employment practices applicable to the Company, including terms and conditions of employment and wages and hours. The Company has no collective bargaining agreements and the Company has never experienced any strikes, work stoppages or any demands for collective bargaining by any union or labor organization. To the Knowledge of the Company and the Company Shareholders, at the Closing, the Company will not have any liability to any of its employees other than for the payment of salaries, accrued vacation pay and accrued payments under employee benefit plans to be paid in the Ordinary Course.

      6.20 Accounts and Notes Receivable. Section 6.20 of the Company Disclosure Statement sets forth a list of all accounts and notes receivable of the Company as of the Closing Date. To the Knowledge of the Company and each Company Shareholder , all such accounts and notes receivable are (a) valid, genuine and subsisting, (b) arise out of bona fide sales and delivery of goods, performance of services or other business transactions and (c) subject to no defenses, set-offs, counterclaims, security interests or other encumbrances except to the extent of a provision for reserves (which reserves have been determined based upon actual prior experience and are consistent with past practices).

      6.21 Employee Benefit Plans. Except as set forth in Section 6.21 of the Company Disclosure Statement, the Company has no employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any other pension, bonus, deferred compensation, stock bonus, stock purchase, post-retirement medical, hospitalization, health and other employee benefit plan, program or arrangement, whether formal or informal, under which the Company has any obligation or liability, or under which any employee or former employee of the Company has any rights or benefits.

      6.22 Intellectual Property.

            (a) Section 6.22 of the Company Disclosure Statement lists all patents, patent applications, mask works, trademarks, trade names, service marks, logos, registered copyrights, database rights and licenses used in or necessary to the Company's businesses as now being conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, techniques, and unregistered copyrights used in or necessary to the Company's business, "Company Intellectual Property"). Section 6.22 of the Company
Disclosure Statement lists all Company Intellectual Property owned by or licensed to the Company indicating, as to each entry, (i) whether such Company Intellectual Property is exclusively or non-exclusively owned by or licensed to the Company and (ii) the terms of any royalty payments required to be made by the Company. No intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests (other than the Company Intellectual Property listed on Schedule 6.22) are necessary to or used in the conduct of its business as presently conducted.

            (b) Licenses; Infringement by Others. To the Company's and each Company Shareholder's Knowledge, none of the Company Intellectual Property is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Company Intellectual Property is pending, or to the Company's and each Company Shareholder's Knowledge, threatened, nor, to the Knowledge of the Company and each Company Shareholder, is there any basis for any such litigation or proceeding.

            (c) Infringement by the Company; Violations. To the Knowledge of the Company and each Company Shareholder: (i) neither the Company nor any of its employees has infringed or made unlawful use of, or is infringing or making unlawful use of, any proprietary or confidential information of any person, including any former employer of any past or present employee or consultant of the Company; and (ii) the activities of the Company's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending, or to the Knowledge of the Company, threatened; nor is there any basis for any such litigation or proceeding.

      6.23 Permits. The Permits listed on Section 6.23 of the Company Disclosure Statement are the only Permits that are required for the Company to conduct its business as presently conducted, except for those the absence of which would not have any Material Adverse Effect on the Company. Each such Permit is in full force and effect and, to the Knowledge of the Company and each Company Shareholder, no suspension or cancellation of any such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration.

      6.24 Tax Matters. Neither the Company nor any of its Affiliates, directors or officers has knowingly taken, or knowingly agreed or knowingly failed to take, any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

      6.25 Information Statement Disclosure and Distribution; Compliance with Securities Laws; Target Shareholder Addresses. The Information Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading, provided, however, that no representation or warranty is being made with respect to any information regarding the Globe that the Globe has supplied for use in the Information Statement. The Company has caused the distribution of the Information Statement to each Target Shareholder at the address of the Target Shareholder as it appears on the books and records of the Company. The Company has provided to the Globe a true and correct list of the name and address of each Target Shareholder as it appears on the books and records of the Company and, to the Knowledge of the Company Shareholders, all such information is true and correct.

      6.26 Option Committee. The committee established by the Company pursuant to the Company Option Plan has approved, in accordance with the Company Option Plan, the issuance, terms and provisions of the Replacement Options in replacement of each Company Option. No further action on the part of the Company or any holder of a Company Option is required in order to authorize the replacement of the Company options with the Replacement Options.

      6.27  Accredited  Status of Target  Shareholders.  Except as  described in
Section 6.27 of the Company Disclosure Statement, the shares of Company Common Stock issued by the Company to the Target Shareholders were issued based upon the Company's belief (based upon representations made by the Target Shareholders to the Company at the time of such issuances) that, at the time of their respective investments in Company Common Stock, (i) all such Target Shareholders were "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act and (ii) each such Target Shareholder had such knowledge and experience in financial and business matters that he, she or it was capable of evaluating the merits and risks of his, her or its investment in Company Common Stock.

      6.28  Disclosure.  To  the  Knowledge  of the  Company  and  each  Company
Shareholder, no representation or warranty of the Company and/or any Company Shareholder in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by the Company or any Company Shareholder pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE VII
           REPRESENTATIONS AND WARRANTIES OF THE GLOBE AND MERGER SUB

      Each of the Globe and Merger Sub, jointly and severally, represent and warrant to the Company and the Target Shareholders, that the statements contained in this Article VII are correct and complete as of the date of this Agreement and, except as provided in this Article VII, will be correct and complete as of the Closing Date as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article VII, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date.

      7.1 Organization and Qualification. The Globe is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Merger Sub was organized under the Florida Business Corporation Act and its status is active. Each of the Globe and Merger Sub has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. Each of the Globe and Merger Sub is duly qualified or licensed to do business in, and is in good standing in, each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it, makes such qualification necessary, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on the Globe or Merger Sub or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of any of the Globe Parties to perform its obligations under this Agreement or any of the Collateral Documents.

      7.2 Capitalization. All of the issued and outstanding shares of the Globe Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable and have been issued in compliance with applicable securities laws and other applicable Legal Requirements. The Merger Shares, when issued, will have been duly authorized, and will be validly issued and outstanding, fully paid and nonassessable and, will have been issued in compliance with applicable securities laws and other applicable Legal Requirements.

      7.3 Authority and Validity. Each Globe Party has all requisite power to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Collateral Documents. The execution and delivery by each Globe Party of, the performance by each Globe Party of its respective obligations under, and the consummation by the Globe Parties of the transactions contemplated by, this Agreement and the Collateral Documents have been duly authorized by all requisite action of each Globe Party. This Agreement has been duly executed and delivered by each of the Globe Parties and (assuming due execution and delivery by the Company and each Company Shareholder) is the legal, valid and binding obligation of each Globe Party, enforceable against each of them in accordance with its terms. Upon the execution and delivery by each of the Globe Parties of the Collateral Documents to which each of them is a party, and assuming due execution and delivery thereof by the other parties thereto, the Collateral Documents will be the legal, valid and binding obligations of each such Person, as the case may be, enforceable against each of them in accordance with their respective terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      7.4 No Breach or Violation. Subject to obtaining the consents, approvals, authorizations, and orders of, and making the registrations or filings with or giving notices to, Regulatory Authorities and/or Persons, the execution, delivery and performance by the Globe Parties of this Agreement and the Collateral Documents to which each is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of any Globe Party under, or result in the creation or imposition of any Lien upon the property of the Globe or Merger Sub by reason of the terms of (i) the articles of incorporation, certificate of incorporation, bylaws or other charter or organizational document of any Globe Party, (ii) any material contract, agreement, lease, indenture or other instrument to which any Globe Party is a party or by or to which any Globe Party or its property may be bound or subject, (iii) any order, judgment, injunction, award or decree of any arbitrator or Regulatory Authority or any statute, law, rule or regulation applicable to any Globe Party or (iv) any Permit of the Globe or Merger Sub.

      7.5 Consents and Approvals. No consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by any Globe Party in connection with the execution, delivery and performance by them of this Agreement or any Collateral Document or for the consummation by them of the transactions contemplated hereby or thereby, except to the extent the failure to obtain such consent, approval, authorization or order or to make any such registration or filing would not have a Material Adverse Effect on any Globe
Party or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of any of the Globe Parties to perform its obligations under this Agreement or any of the Collateral Documents.

      7.6 Compliance with Legal Requirements. The Globe has operated in compliance with all Legal Requirements applicable to the Globe and its Subsidiaries, except to the extent the failure to operate in compliance with all Legal Requirements would not have a Material Adverse Effect on the Globe or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents. No action, suit, proceeding, hearing or investigation has been commenced or, to the Knowledge of the Globe, threatened, and no charge, complaint, claim, demand or notice has been filed against the Globe alleging any failure to so comply.

      7.7 Financial and Other Information.

            (a) The Globe has timely filed all Globe Securities Filings and, to the Knowledge of the Globe, is not required to file an amendment to any of these Filings other than an amendment to its outstanding SB-2 Registration Statement. Each of the Globe's Securities Filings complies as to form in all material respects with the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Filings and none of the Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) The historical financial statements (including the notes thereto) ("Globe Financial Statements") contained (or incorporated by reference) in the Globe Securities Filings have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), and present fairly the financial condition of the Globe and its results of operations as of the dates and for the periods indicated, subject in the case of the interim unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

      7.8 Undisclosed Liabilities. As of the Closing Date, all material liabilities of the Globe have been disclosed in the Globe Securities Filings, except those disclosed on Schedule 7.8 or those liabilities incurred in the ordinary course of business.

      7.9 Legal Proceedings. Except as set forth in the Globe Securities Filings filed through the date hereof, (i) there are no claims, actions, suits, arbitrations, investigations or proceedings pending or involving or, to the Knowledge of the Globe or Merger Sub, threatened against either of them before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, (ii) there are no outstanding judgments or orders against or otherwise affecting or related to either the Globe or Merger Sub, or its respective business or assets; (iii) there is no valid basis for any claim, action, suit, arbitration, proceeding or investigation before or by any Person and (iv) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the Knowledge of the Globe or Merger Sub, threatened that, if adversely determined, would have a Material Adverse Effect on the Globe or Merger Sub, substantially delay any of the transactions contemplated hereunder, or have a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

      7.10 Taxes. Except as is or would be immaterial in its effect, amount or scope: (i) the Globe has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Regulatory Authority;
(ii) all Taxes due and payable by the Globe (or claimed to be due and payable) have been paid (regardless whether Tax Returns relating to such Taxes have been duly and timely filed or, if filed, regardless whether such Tax Returns are deficient); (iii) there are no pending Tax audits, claims or proceedings relating to the Globe it business or assets; and (iv) the Globe has no outstanding closing agreement, request for a ruling or determination, request for a change in method of accounting, subpoena or request for information with or by any Regulatory Authority with respect to any Tax or Tax Return.. Neither the Globe nor any of its Subsidiaries has agreed to any waiver or extension of any statute of limitations relating to any Tax. The Globe has no outstanding power of attorney authorizing any Person to act on its behalf in connection with any Tax or Tax Return. The Globe has furnished to the Company true and correct copies of all income Tax Returns filed by it in the past three years, all of which are accurate and complete in all material respects.

      7.11 Absence of Certain Changes. Except as set forth in Section 7.11, since June 30, 2004, there has not been:

            (a) any (i) acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Globe of any material asset of the Globe other than in the Ordinary Course, or (ii) other transaction by, or any agreement or commitment on the part of, the Globe, other than those in the Ordinary Course that have not caused and will not cause, either in any case or in the aggregate, a Material Adverse Effect on the Globe;

            (b) any Material Adverse Effect on the Globe;

            (c) any transaction by the Globe with any of its Affiliates, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;

            (d) any damage, destruction, or loss affecting its properties or assets, whether or not covered by insurance;

            (e) any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock or other securities of the Globe;

            (f) any change in the financial or tax accounting principles, practices, or methods of the Globe;

            (g) any labor trouble or claim or unfair labor practices involving the Globe or any increase in any bonus payments or arrangements made to or with any officers, employees, or independent contractors of the Globe;

            (h) any capital raising transactions by the Globe or, except for (i) issuances of options to employees and consultants to the Globe and/or its subsidiaries not in excess of five million shares of Common Stock or Derivative Securities and (ii) issuances of Globe Common Stock pursuant to the exercise or conversion of convertible securities that were outstanding on June 30, 2004, any issuance of any capital stock of the Globe or any options or warrants to purchase, or securities convertible into, any capital stock of the Globe; or

            (i) any agreement, understanding, or commitment by or on behalf of the Globe, or by or on behalf of its respective Affiliates, directors, officers, employees, agents, or representatives, whether in writing or otherwise, to do or permit any of the things referred to in this Section 7.11.

      7.12 Intellectual Property.

            (a) Licenses; Infringement by Others. To the Knowledge of the Globe, no patent, patent application, mask work, trademark, trade name, service mark, logo, registered copyright, database right or license used in or necessary to the Globe's businesses as now being conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, techniques, and unregistered copyrights used in or necessary to the Globe's business, "Globe
Intellectual Property") is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Globe Intellectual Property is pending, or to the Knowledge of the Globe, threatened, nor, to the Knowledge of the Globe, is there any basis for any such litigation or proceeding.

            (b) Infringement by the Globe;  Violations.  To the Knowledge of the
Globe: (i) neither the Globe nor any of its employees has infringed or made unlawful use of, or is infringing or making unlawful use of, any proprietary or confidential information of any person, including any former employer of any past or present employee or consultant of the Globe; and (ii) the activities of the Globe's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Globe with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending, or to the Knowledge of the Globe, threatened; nor, to the Knowledge of the Globe, is there any basis for any such litigation or proceeding.

      7.13 No Orders. No order suspending the sale or ceasing the trading of the Globe Common Stock has been issued by any court, securities commission or regulatory authority in Canada or the United States, and no proceedings for such purpose are pending or, to the Knowledge of the Globe, after reasonable inquiry, threatened.

      7.14 Brokers or Finders. No broker or finder has acted directly or indirectly for the Globe, any Globe Party or any of their Affiliates in connection with the transactions contemplated by this Agreement, and neither the Globe, any Globe Party nor any of their Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

      7.15 Information Statement Disclosure. The information provided by the Globe to the Company for use in the preparation of the Information Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is being made with respect to any other information that the Company or the Company Shareholders has supplied or will supply for use in the Information Statement.

      7.16 Disclosure. No representation or warranty of the Globe in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by the Globe pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE VIII

                      PRE-CLOSING COVENANTS OF THE COMPANY

            Between the date of this Agreement and the Closing Date:

      8.1 Additional Information. The Company shall provide to the Globe and its Representatives such financial, operating and other documents, data and information relating to the Company and the Company Assets and Liabilities of the Company, as the Globe or its Representatives may reasonably request.

      8.2 Continuity and Maintenance of Operations.

            (a) The Company shall operate its business diligently and consistent with past management practices. In addition, unless the Company shall have obtained the prior written consent of the Globe, the Company shall not: (i) declare or pay any dividends or make any other distributions to the Company Shareholders; (ii) redeem or repurchase any securities, (iii) issue additional shares of Company Common Stock (except pursuant to options, warrants and convertible debt outstanding on the date hereof) or any other security, convertible or otherwise, (iv) make any capital expenditure other than in the Ordinary Course (and in no event in excess of $25,000 with regard to any individual capital expenditure or $50,000 with regard to all capital expenditures in the aggregate or (vii) enter into any agreement to do any of the foregoing.

            (b) The Company shall not take, and shall use commercially reasonable efforts not to omit to take, any action that would cause any of its representations or warranties in this Agreement or the Collateral Documents to be untrue in any material respect as of the Closing Date, nor take or omit to take any action that would cause it to be in breach in any material respect of any of the covenants made by it in this Agreement or the Collateral Documents.

            (c) The Company shall not take any actions to reduce its working capital except for reductions that occur in the Ordinary Course.

            (d) The Company shall not amend its Articles of Incorporation or bylaws.

            (e) The Company shall not, except as set forth in this Agreement or incurred or transacted in the Ordinary Course, enter into any transaction or make any commitment or incur any Indebtedness.

            (f) Except as set forth on Schedule 8.2(f) of the Company Disclosure Statement, the Company shall not increase the salary or benefits of any employee of the Company or pay any bonuses or compensation to any employee, consultant, agent or other Person, other than in the Ordinary Course and pursuant to existing employment or other agreements.


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

            (g) The Company and the Company Shareholders shall use commercially reasonable efforts to obtain, at their expense, all such waivers, Permits, consents, approvals and other authorizations from third parties and authorities as are necessary or desirable (in the reasonable opinion of the Globe) in order to consummate the transactions contemplated by this Agreement and the Collateral Documents.

      8.3 Consents and Approvals. As soon as practicable after execution of this Agreement, the Company shall use commercially reasonable efforts to obtain all necessary consents, approvals, authorizations or orders of, make any registration or filing with or give any notice to, any Regulatory Authority or Person (other than the Company Shareholders, each of whom has voted, or will timely vote, in favor of the Merger and the transactions contemplated hereby) as is required to be obtained, made or given by the Company to consummate the transactions contemplated by this Agreement and the Collateral Documents, without giving rise to any prepayment, penalty or premium, and all of the authorizations, consents, approvals, actions, filings or notices set forth in
Section 6.5 of the Company Disclosure Statement.

      8.4 Notification of Certain Matters. The Company and the Company Shareholders shall promptly notify the Globe of any fact, event, circumstance or action known to it or any of them that is reasonably likely to cause the Company or any Company Shareholder to be unable to perform any of its, his or her covenants contained herein or any condition not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to the Globe pursuant to this Agreement or the existence or occurrence of which would cause any of the Company's or the Company Shareholders representations or warranties under this Agreement not to be correct and/or complete.

      8.5 No other Negotiations; Exclusivity. The Company and the Company Shareholders (including their respective employees, officers, directors, agents and advisors) shall refrain from agreeing to sell, exchange or otherwise transfer to another, by merger, stock sale or otherwise, any security (including, without limitation, a new issuance of any security) or any material asset of or related to the Company or its business, or from entering into a letter of intent, other preliminary agreement, or from conducting negotiations, providing information or soliciting proposals with respect to any of the foregoing matters. The Company and the Company Shareholders agree to immediately advise, in reasonable detail, the Globe regarding any offer, proposal or related inquiry which it, they or their respective employees, officers, agents or advisors may hereafter receive from any other corporation, partnership, person or other entity.

      8.6 Review and Audit. The Company will deliver to the Globe, as soon as practicable, an audit of its 2002 financial statements and a review of the Company's interim financial statements for the six month periods ended June 30, 2003 and 2004, respectively.

      8.7 Tax Treatment. The Company and the Company Shareholders acknowledge and agree that it is intended that the Merger will constitute a reorganization under Section 368(a) of the Code. The Company and the Company Shareholders shall not knowingly take actions or cause actions to be taken that could reasonably be expected to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code. The Company and the Company shareholders shall, among other things, take those actions necessary to effect the tax-free reorganization, including those actions required by Treas. Reg. Section 1.368-3.


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

      8.8 Informational Meeting of Target Shareholders. The Company will hold an informational meeting (which shall be held at least 2 Business Days after delivery of the Information Statement and which shall specify that the Target Shareholders may participate in such meeting by telephone) at which the Target Shareholders shall be provided the opportunity to ask questions of the Globe, the Company and the Company Shareholders regarding the Company, the Globe, and the Merger (the "Informational Meeting").

      8.9 Action of Company Shareholders; Voting and Disposition of the Company Shares. Promptly following the Informational Meeting, the Company shall take all action necessary, in accordance with the FBCA and its Articles of Incorporation, as amended, and bylaws, to either (i) convene a meeting of the holders of the Company Shareholder (the "Special Meeting") to consider and vote upon the Merger or (ii) solicit the Target Shareholders to consider and vote upon the Merger by written consent. The affirmative vote of holders of outstanding Company Common Stock required for approval of the Merger shall be no greater than a majority of the outstanding Company Common Stock. The Company will promptly provide the Target Shareholders with all requisite notices as to their right to demand appraisal rights pursuant to Section 607.1321 of the FBCA.

                                   ARTICLE IX
                   PRE-CLOSING COVENANTS OF THE GLOBE PARTIES

            Between the date of this Agreement and the Closing Date,

      9.1 Additional Information. The Globe shall provide to the Company and its Representatives such financial, operating and other documents, data and information relating to the Globe and the assets and liabilities of the Globe, as the Company or its Representatives may reasonably request. The Company and the Company Shareholders acknowledge that they are aware, and that they will advise any Target Shareholder and any representative, employee or agent of the Company or any such shareholder who has received or who receives any non-public information concerning the Globe, that the United States securities laws prohibit any person who has material, non-public information concerning the Globe from purchasing or selling securities of the Globe and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Company and the Target Shareholders shall comply at all times with such securities laws.

      9.2 Continuity and Maintenance of Operations.

            (a) The Globe shall operate its business diligently and consistent with past management practices.

            (b) The Globe shall not take, and shall use commercially reasonable efforts not to omit to take, any action that would cause any of its representations or warranties in this Agreement or the Collateral Documents to be untrue in any material respect as of the Closing Date, nor take or omit to take any action that would cause it to be in breach in any material respect of any of the covenants made by it in this Agreement or the Collateral Documents.

            (c) The Globe shall not amend its Certificate of Incorporation or bylaws (except as contemplated by Sections 4.1 and 9.3 hereof and to authorize the Globe Preferred Stock).

            (d) The Globe and the Merger Sub shall use commercially reasonable efforts to obtain, at their expense, all such waivers, Permits, consents, approvals and other authorizations from third parties and authorities as are necessary or desirable (in the reasonable opinion of the Company) in order to consummate the transactions contemplated by this Agreement and the Collateral Documents.

      9.3 Consents and Approvals. As soon as practicable after execution of this Agreement, the Globe Parties shall use their commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give notice to, any Regulatory Authority or Person as is required to be obtained, made or given by any of the Globe Parties to consummate the transactions contemplated by this Agreement and the Collateral Documents.

      9.4 Notification of Certain Matters. The Globe shall promptly notify the Company of any fact, event, circumstance or action known to it that is reasonably likely to cause any Globe Party to be unable to perform any of its covenants contained herein or any condition not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to the Company pursuant to this Agreement or the existence or occurrence of which would cause any of the Globe Parties' representations or warranties under this Agreement not to be correct and/or complete.

      9.5 Tax. The Globe acknowledges and agrees that it is intended that the Merger will constitute a reorganization under Section 368(a) of the Code. The Globe shall not knowingly take actions or cause actions to be taken that could reasonably be expected to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code. The Globe shall, among other things, take those actions necessary to effect the tax-free reorganization including those actions required by Treas. Reg. Section 1.368-3.

      9.6 Options. On the Closing Date:

            (a) The Globe shall grant performance-based options, in the number and to the employees of the Surviving Corporation listed on Schedule 9.6(a), to purchase Globe Common Stock at a price equal to $0.27 per share pursuant to Performance-Based Option Agreements in the form attached as Exhibit "G" hereto. The number of shares of Globe Common Stock issuable upon exercise of the Performance-Based Options to be issued pursuant to this Section 9.6(a) shall not exceed 1,000,000 in the aggregate among all such options.

            (b) The Globe shall grant options, in the number and to the employees of the Surviving Corporation listed on Schedule 9.6(b), to purchase Globe Common Stock at a price equal to $0.34 per share pursuant to the Non-Qualified Stock Option Agreement in the form attached as Exhibit "H" hereto. The number of shares of Globe Common Stock issuable upon exercise of the options to be issued pursuant to this Section 9.6(b) shall not exceed 250,000 in the aggregate among all such options.

                                   ARTICLE X
            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE GLOBE PARTIES

      All obligations of the Globe Parties under this Agreement shall be subject to the fulfillment at or prior to Closing of each of the following conditions, it being understood that the Globe Parties may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

      10.1 Accuracy of Representations. All representations and warranties of the Company and/or the Company Shareholders contained in this Agreement, the Collateral Documents and any certificate delivered by any of them at or prior to Closing shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Company shall have delivered to the Globe and Merger Sub a certificate dated the Closing Date to the foregoing effect.

      10.2 Covenants. The Company and the Company Shareholders shall, in all material respects, have performed and complied with each of the covenants, obligations and agreements contained in this Agreement and the Collateral Documents that are to be performed or complied with by them at or prior to Closing. The Company shall have delivered to the Globe and Merger Sub a certificate dated the Closing Date to the foregoing effect.

      10.3 Consents and Approvals.

            (a) All consents, approvals, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person shall have been duly obtained, made or given, as the case may be, and shall be in full force and effect, and any waiting period required by applicable law or any Regulatory Authority in connection with such transactions shall have expired or have been earlier terminated, unless the failure to obtain, make or give any such consent, approval, authorization, order, registration, filing or notice, or to allow any such waiting period to expire or terminate would not have a Material Adverse
Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

            (b) This Agreement and the Merger shall have been approved by the requisite vote of the Company's Shareholders in accordance with the FBCA and the Company's Articles of Incorporation and bylaws.

            (c) The Globe and Merger Sub shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such consents, approvals, authorizations and orders, the making of such registrations and filings and the giving of such notices referred to in subsections (a) and (b).

      10.4 Delivery of Documents. The Company shall have delivered, or caused to be delivered, to the Globe and Merger Sub the following documents: (i) resolutions of the board of directors and shareholders of the Company authorizing the execution of this Agreement and the Collateral Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, (ii) all books and records of the Company; (iii) such other documents and instruments as the Globe may reasonably request: (A) to evidence the accuracy of the Company's representations and warranties under this Agreement, the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder; (B) to evidence the performance by the Company of, or the compliance by the Company with, any covenant, obligation, condition and agreement to be performed or complied with by the Company under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

      10.5 No Material Adverse Change. Since the date hereof, there shall have been no material adverse change in the Company Assets or the business, financial condition or operations of the Company, taken as a whole.

      10.6 No Litigation. No action, suit or proceeding shall be pending or threatened by or before any Regulatory Authority, and no Legal Requirement or policy of any applicable regulatory authority, shall have been enacted, promulgated or issued that would: (i) prohibit or adversely affect in any material respect the Globe's or the Company's ownership or operation of all or a material portion of the Company Assets or materially and adversely affect the value of the Company Assets; (ii) materially restrict or limit or otherwise condition the Globe's or the Surviving Corporation's right to transfer and/or assign the Company Assets in the future; (iii) compel the Globe or the Surviving Corporation to dispose of or hold separate all or a material portion of the Company Assets as a result of any of the transactions contemplated by this Agreement and the Collateral Documents; (iv) prevent or make illegal the consummation of any transactions contemplated by this Agreement and the Collateral Documents; or (v) cause any of the transactions contemplated by this Agreement and the Collateral Documents to be rescinded following consummation.

      10.7 Employment Agreement. Paul Soltoff, Eric Obeck, Donald Gould, Harry Greene, and Irv Brechner shall have each executed and delivered Employment Agreements in a form reasonably acceptable to the Globe.

      10.8  Stockholders'  Agreement.  Paul Soltoff,  Eric Obeck,  Donald Gould,
Harry Greene, Irv Brechner Nadine Brechner shall have each executed and delivered the Stockholders' Agreement in the form of Exhibit "C" attached hereto.

      10.9 Company Shareholders. All of the Company Shareholders that have executed this Agreement, or a counterpart hereof, shall have delivered at the Closing stock certificates representing their respective Company Shares, duly endorsed to the Globe.

      10.10 Dissenting Shareholders. There shall be no dissenting shareholders in excess of five percent (5%) of the outstanding shares of the Company Common Stock, to the Merger or the transactions contemplated by this Agreement.

      10.11 Derivative Security Holders. Except with respect to the replacement of the Options described in Section 2.10 hereof, all derivative securities of the Company shall be either exercised or terminated prior to Closing.

      10.12 Updated Company Disclosure Statement. In the event the Company or the Company Shareholders update the Company Disclosure Statement, such amendment(s) thereto shall be in form and substance satisfactory to the Globe in its sole and absolute discretion.

      10.13 Review and Audit. The Company shall have delivered to the Globe the audit and reviews of its financial statements described in Section 8.6 hereof.

      10.14 Other Documents. The Company shall have furnished the Globe with such other and further documents and certificates, including certificate of the Company's officers and others, as the Globe shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                   ARTICLE XI
               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

      All obligations of the Company under this Agreement shall be subject to the fulfillment at or prior to Closing of the following conditions, it being understood that the Company may, in its sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

      11.1 Accuracy of Representations. All representations and warranties of the Globe Parties contained in this Agreement, the Collateral Documents and any other document, instrument or certificate delivered by any of the Globe Parties at or prior to the Closing shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Globe Parties shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

      11.2 Covenants. The Globe Parties shall, in all material respects, have performed and complied with each obligation, agreement, covenant and condition contained in this Agreement and the Collateral Documents and required by this Agreement and the Collateral Documents to be performed or complied with by the Globe Parties at or prior to Closing. The Globe Parties shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

      11.3 Consents and Approvals.

            (a) All consents, approvals, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or shall have been duly obtained, made or given, as the case may be, and shall be in full force and effect, and any waiting period required by applicable law any Regulatory Authority in connection with such transactions shall have expired or have been earlier terminated, unless the failure to obtain, make or give any such consent, approval, authorization, order, registration, filing or notice, or to allow any such waiting period to expire or terminate would not have a Material Adverse Effect on the Globe or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of the Globe Parties to perform its obligations under this Agreement or any of the Collateral Documents.

            (b) The Company shall have been furnished with the appropriate evidence, reasonably satisfactory to them and their counsel, of the granting of such consents, approvals, authorizations and orders.

      11.4 Delivery of Documents. The Globe Parties, as applicable, shall have executed and delivered, or caused to be executed and delivered, to the Company the following documents: (i) resolutions by the board of directors authorizing the execution of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby, (ii) such other documents and instruments as the Company may reasonably request: (A) to evidence the accuracy of the representations and warranties of the Globe Parties under this Agreement and the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder; (B) to evidence the performance by the Globe Parties of, or the compliance by the Globe Parties with, any covenant, obligation, condition and agreement to be performed or complied with by the Globe Parties under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

      11.5 No Material Adverse Change. There shall have been no material adverse change in the business, financial condition or operations of the Globe and its Subsidiaries taken as a whole.

      11.6 No Litigation. No action, suit or proceeding shall be pending or threatened by or before any Regulatory Authority and no Legal Requirement shall have been enacted, promulgated or issued or deemed applicable to any of the transactions contemplated by this Agreement and the Collateral Documents that would: (i) prevent consummation of any of the transactions contemplated by this Agreement and the Collateral Documents; (ii) cause any of the transactions contemplated by this Agreement and the Collateral Documents to be rescinded following consummation; or (iii) have a Material Adverse Effect on the Globe.

      11.7 Employment Agreement. The Globe shall have executed and delivered the Employment Agreements.

      11.8 Stockholders' Agreement. The Globe shall have executed and delivered the Stockholders' Agreement.

      11.9 Merger Consideration. The Globe shall have delivered the Merger Consideration pursuant to, and subject to the limitations of, Section 2.6 hereof.

      11.10 Replacement Options. The Globe shall have replaced the Options pursuant to Section 2.10 hereof.

      11.11 Other Documents. The Globe shall have furnished the Stockholders' Representative with such other and further documents and certificates as the Stockholder Representative shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                  ARTICLE XII
                                 INDEMNIFICATION

      12.1 Survival of Representations and Agreement. The representations and warranties of (a) the Company and the Company Shareholders contained in Article VI hereof and (b) the Globe and Merger Sub contained in Article VII hereof shall survive the Closing and remain in full force and effect for a period of twelve
(12) months following the Closing Date; provided, however, that the representations and warranties contained in Article V hereof shall survive the Closing hereunder and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

      12.2 Indemnification Provisions for Benefit of the Globe Group.

            (a) Subject to the limitations set forth in Section 12.4 hereof, if the Company or any of the Company Shareholders breach any of their representations, warranties, covenants or agreements contained herein (excluding the representations and warranties of the Company Shareholders contained in
Article V), and, if there is an applicable  survival  period pursuant to Section
12.1 above (and provided that the Globe makes a written claim for indemnification against any of the Company Shareholders within such survival period), then each of the Company Shareholders agrees to indemnify, defend and save the Globe Group harmless from, against, for and in respect of the entirety of any Damages any member of the Globe Group shall actually suffer, sustain, incur or be required to pay for the period before, through and after the date of the claim for indemnification (including any Damages suffered after the end of any applicable survival period) resulting from, arising out of, or caused by such breach.

            (b) Subject to the limitations set forth in Section 12.4 hereof, if any of the Company Shareholders breach any of his, her or its covenants or agreements contained in Sections 8.2(g), 8.3 or 8.5, or any of his, her or its representations and warranties in Article V above, and, if there is an applicable survival period pursuant to Section 12.1 above (and provided that the Globe makes a written claim for indemnification against such Company Shareholder within such survival period), then each of the Company Shareholders (as to his, her or its breach) shall indemnify, defend and save the Globe Group from and against the entirety of any Damages the Globe Group shall actually suffer, sustain, incur or be required to pay for the period before, through and after the date of the claim for indemnification (including any Damages any member of the Globe Group suffered after the end of any applicable survival period) resulting from, arising out of, or caused by such breach.

            (c) Subject to the limitations set forth in Section 12.4 hereof and notwithstanding Section 12.1 hereof and any disclosure appearing in the Company Disclosure Statement, the Company and the Company shareholders shall indemnify, defend and save the Globe Group harmless from, against, for and in respect of the entirety of any Damages any member of the Globe Group shall actually suffer, sustain, incur or be required to pay for the period before, through and after the date of the claim for indemnification resulting from, relating to or arising out of Case No. RG03131616 currently pending in Superior Court of the State of California in Alameda County.

      12.3 Indemnification Provisions for Benefit of the Company Shareholders. Subject to the limitations set forth in Section 12.4 hereof, if the Globe breaches any of its representations, warranties, covenants or agreements contained herein, and, if there is an applicable survival period pursuant to
Section 12.1 above (and provided that the Shareholders' Representative makes a written claim for indemnification against the Globe within such survival period), then the Globe agrees to indemnify each of the Target Shareholders from and against the entirety of any Damages the Target Shareholders actually suffer, sustain, incur or are required to pay for the period before, through and after the date of the claim for indemnification (including any Damages suffered after the end of any applicable survival period) resulting from, arising out of, or caused by such breach. THERE IS NO INDEMNIFICATION ON THE PART OF THE GLOBE OR MERGER SUB TO THE COMPANY OR ANY OF THE COMPANY SHAREHOLDERS WITH RESPECT TO ANY TAX LIABILITY INCURRED AS A RESULT OF A DETERMINATION THAT THE TRANSACTIONS CONTEMPLATED HEREIN ARE TAXABLE IN WHOLE OR IN PART.

      12.4 Limitations on Indemnification.

            (a) Subject to the last sentence of this Section 12.4(a), the Company Shareholders shall not have any obligation to indemnify any member of the Globe Group pursuant to Section 12.2(a) from and against any Damages resulting from, arising out of, relating to, in the nature of, or caused by the breach until the Globe Group has suffered aggregate Damages in excess of $100,000 (the "Basket") (after which point the Company Shareholders, subject to the limitations herein, will be obligated to indemnify the Globe Group for all such Damages, including such initial $100,000). The foregoing limitations shall not apply to (i) the Company Shareholders' indemnity obligations pursuant to
Section 12.2(b) or (ii) any claim by the Globe Group for indemnification based upon the failure of any one or more Company Shareholders of his, her, its or their covenants and agreements set forth in this Agreement.

            (b) The Globe shall not have any obligation to indemnify any Company Shareholder from and against any Damages until the Company Shareholders have suffered aggregate Damages in excess of the Basket (after which point the Globe, subject to the limitations herein, will be obligated to indemnify the Company Shareholders for all such Damages, including such initial $100,000). The foregoing limitations shall not apply to any claim by the Company or the Company Shareholders for indemnification based upon the failure of any one or more Globe or Merger Sub covenants and agreements set forth in this Agreement.

            (c) For the purposes of the Escrow Indemnity Fund and any indemnification claim against the Company or the Company Stockholders, each Escrow Share be equal to its then Fair Market Value (it being understood and agreed that, to the extent the Escrow Shares consist of Globe Preferred Stock, each such share of Globe Preferred Stock shall have a "fair market value" equal to the aggregate Fair Market Value of the number of shares of Globe Common Stock that are issuable upon conversion of such share).

            (d) If the Globe Group makes a good faith claim for Damages under this Article 12 that is disputed by the Shareholders' Representative in good faith and on a reasonable basis, then during the period that such claim is being disputed and has not been finally determined (the claim value in respect of all such Damages shall be referred to as the "Reserve Amount"), the Globe may, in addition to its right to effect recovery against the Escrow Shares held in the Escrow Indemnity Fund and to the extent that payment would otherwise be due under the Note during the period that such claim is being disputed, withhold payment under the Note up to the Reserve Amount (in addition to all other "Reserve Amounts" then being reserved with regard to any additional claims then pending) until such claim is no longer disputed or is finally determined (the amount of money so withheld being referred to as the "Withheld Payment"). Upon final resolution of any such dispute (the date of such resolution being referred to as the "Resolution Date") in favor of:

            (i) the Globe Group, the Globe Group may, with regard to the excess amount of its Damages that are not paid, in cash, to the Globe by the Shareholders' Representative on behalf of one or more Company Shareholders on or prior to the tenth (10th) day following the Resolution Date (there being no obligation on the part of any Company Shareholder to make such cash payment), satisfy such excess amount of Damages (or all of its Damages, if no cash payment is made) (i) by recourse against the Escrow Shares pursuant to the Escrow Agreement and/or (ii) by exercising its right of set-off against the Withheld Payment, but in no event in excess of the Damages finally determined or agreed to have been sustained by the Globe Group with respect to the relevant claim. The number of Escrow Shares to be applied against any Damages finally determined or agreed to have been sustained by the Globe Group and/or the amount of any Withheld Payment to be applied to such Damages (after taking into account any cash payment made with regard to such Damages during such ten day period) shall be determined by the Company Shareholders on an individual basis and set forth in a written notice from the Shareholders' Representative to the Globe delivered within ten days following the Resolution Date (the "Allocation Notice"); provided that, in all events, the value of the Escrow Shares (as determined pursuant to Section 12.4(c)) and the amount of the Withheld Payment to be applied to such Damages (together with any cash payment made with regard to such Damages) shall be equal to the aggregate amount of Damages finally determined or agreed to have been sustained by the Globe Group. The Allocation notice shall specify, with regard to each Company Shareholder, (A) the cash payment, if any, made by such Company Shareholder within such ten day period, (B) the number of Escrow Shares owned by such Company Shareholder that are to be applied against the Globe Group's Damages, and (C) the amount of the Withheld Payment that is to be applied against such Company Shareholder's ultimate interest in the Note. If, with regard to any Company Shareholder, such Company Shareholder's indemnification obligations are satisfied other than by recourse against such Company Shareholder's Escrow Shares, then, upon termination of the Escrow Agreement, such Company Shareholder's Escrow Shares shall be delivered to the Shareholders' Representative as provided therein. If the Shareholders' Representative fails to deliver the Allocation Notice to the Globe within 10 days after the Resolution Date, then the number of Escrow Shares and/or the amount of any Withheld Payment to be applied against the Globe Group's Damages shall be determined by the Globe in its sole and absolute discretion; or

            (ii) the Company or the Company Shareholders, the Globe shall, to the extent that payment under the Note was withheld by the Globe upon maturity of the Note as permitted by this clause (e), immediately pay the Withheld Payment attributable to the such finally resolved dispute to the Shareholders' Representative (it being understood and agreed, however, that (A) each other Withheld Payment then being withheld with regard to other pending claims, if any, shall continue to be withheld by the Globe until retained by the Globe or paid to the Shareholders' Representative, as the case may be, upon final resolution of the dispute to which the Withheld Payment relates) and (B) the continued withholding of such other Withheld Payments may reduce or entirely eliminate the payment to the Shareholders' Representative of the Withheld Payment attributable to the finally resolved dispute.

            (e) Except in the event of fraud or willful misconduct, the sole and exclusive remedy for any indemnification obligations of the Company and the Company Shareholders pursuant to this Article XII shall be recovery against the Escrow Shares held in the Escrow Indemnity Fund and/or the exercise of set-off rights against amounts payable under the Note. For purposes of this Article 12.4(e), no act or failure to act shall be considered "willful misconduct" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. To the extent that the Escrow Shares and the Note are insufficient to satisfy the Damages of the Globe Group based upon any claim for indemnification arising from fraud or willful misconduct on the part of one or more Company Shareholders, the Globe shall seek to recover such excess Damages solely from the Company Shareholder(s) who committed such fraud or willful misconduct.

            (f) Notwithstanding anything in this Article XII or elsewhere in this Agreement to the contrary, except (i) with regard to a claim for indemnification by the Globe Group (or any member thereof) based upon a breach by a Company Shareholder of his individual representations contained in Article V hereof and (ii) for recovery of Damages in excess of the Note and the then available Escrow Shares (as provided in clause (e) above), in no event shall the Globe Group (or any member thereof) be required to determine which Company Shareholder was responsible for the Globe Group's or such Globe Group member's Damages and, to the extent that the Globe Group or any such member shall be entitled to satisfy its Damages by set off against the Note and/or recovery of the Escrow Shares, such set off and/or recovery shall, unless otherwise provided in the Allocation Notice, be effected on a pro rata basis among the Target Shareholders based upon their relative interest in the Note and the Escrow Shares.

      12.5 Matters Involving Third Parties.

            (a) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article XII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof, in writing stating the nature and basis of such claims and the amount thereof, to the extent known; provided that

                  (i) if any member of the Globe Group is the Indemnified Party, such member of the Globe Group shall promptly notify the Company Shareholders, and

                  (ii) if any of the Company Shareholders is the Indemnified Party, then such Company Shareholder shall notify the Globe Group; and provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party in accordance with the notice provisions of Sections 14.3 and/or this Section 12.5 shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is materially prejudiced.

            (b) Any Indemnifying Party will have the right by notifying the Indemnified Party in writing to assume the defense of the Third Party Claim with counsel of his or her or its choice, at such Indemnifying Party's sole cost and expense, reasonably satisfactory to the Indemnified Party at any time within 15 days after the Indemnified Party has given notice of the Third Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard, and in the event of any Tax proceeding, it shall have furnished to the Indemnified Party such assurance reasonably acceptable to the Indemnified Party regarding its ability to satisfy any indemnification obligation; and provided further that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim.

            (c) So long as the Indemnifying Party has assumed and is conducting the defense of the Third Party Claim in accordance with Section 12.5 above,

                  (i) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, which consent shall not be withheld unreasonably unless the judgment or proposed settlement involves only the payment of money damages by one or more of the Indemnifying Parties and does not impose an injunction or other equitable relief upon the Indemnified Party, and

                  (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably); provided, however, in the event of a Tax proceeding, if the resolution of the issues could have the effect of increasing the Tax liabilities of, or attributable to, the Company or Merger Sub in a post-closing Tax period and the Company Shareholders have not agreed to indemnify the Globe Group fully for such increase, the Company Shareholders shall afford the Globe Group the opportunity to control jointly the conduct and resolution of the portion of such Tax proceeding that could have the effect of increasing the Tax liabilities of, or attributable to, the Company or Merger Sub in a post-closing Tax period. If the Globe Group shall decline, in writing, to participate in the control of the conduct of such Tax proceeding, the Company Shareholders shall have the right to control the conduct of such Tax proceeding, provided that the Company
Shareholders shall not resolve such Tax proceeding without the Globe Group's written consent, which shall not be unreasonably withheld.

            (d) In the event that none of the Indemnifying Parties assumes and conducts the defense of the Third Party Claim in accordance with Section 12.5 above,

                  (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner he or it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), and

                  (ii) the Indemnifying Parties will remain responsible for any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article XII.

            (e) Nothing herein shall limit the authority of the Shareholders' Representative to settle the Globe Group Claims arising out of Section 12.2(a) hereof on behalf of the Company Shareholders without the consent of, or notice to, such Company Shareholders, nor shall the Globe be required to give notice of any the Globe Claim to any Person other than the Shareholders' Representative to the extent such the Globe Claim arises out of Section 12.2(a) hereof. With regard to any the Globe Claim arising out of Section 12.2(b) hereof, the Globe shall give notice of such Claim to the affected Company Shareholder or Company Shareholders.

      12.6 Taxes and Insurance. The amount of any Damages subject to indemnification hereunder or of any claim therefor shall be calculated net of
(i) any Tax Benefit inuring to the Globe, the Company, the Surviving Corporation, any of their respective subsidiaries or any of their Affiliates on account of such Damages and (ii) any insurance proceeds (net of direct collection expenses) received or receivable by the Globe, the Company, the Surviving Corporation, or any of their respective subsidiaries or Affiliates on account of such Damages. If the Globe, the Company, the Surviving Corporation, any of their respective subsidiaries or any of their Affiliates receives a Tax Benefit after an indemnification payment is made, the Globe shall promptly pay to the Shareholders' Representative (on behalf of the Target Shareholders) the amount of such Tax Benefit at such time or times as and to the extent that such Tax Benefit is realized, net of any tax cost incurred by the Globe arising from the receipt of an indemnification payment. For purposes hereof, "Tax Benefit" shall mean any refund of Taxes paid or reduction in the amount of Taxes which otherwise would have been paid. The Globe, the Company, the Surviving Corporation, and their respective subsidiaries and Affiliates shall seek full recovery under all insurance policies covering any Damage to the same extent as they would if such Damages were not subject to indemnification hereunder, and the Globe, the Company, and the Surviving Corporation shall maintain in effect commercially reasonable insurance policies for periods beginning on the Closing Date. In the event that an insurance or other recovery is made by the Globe, the Company, the Surviving Corporation, any of their respective subsidiaries or any of their Affiliates with respect to any Damages for which any such person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery (net of all direct collection expenses) shall be made promptly to the Shareholders' Representative (on behalf of the Target Shareholders).

            (a) Any payments made pursuant to this Article XII shall be treated for all Tax purposes as adjustments to the consideration to be paid hereunder and no party or any of such party's Affiliates shall take any position on a Tax Return or in any proceeding with any taxing Authority contrary to such treatment, unless otherwise required by any Legal Requirement.

      12.7 Exclusive Remedy. Except in the event of fraud or willful misconduct and except in the event of termination of this Agreement pursuant to Sections 13.1(c) or (d) hereof, the Globe Group and each of the Company Shareholders acknowledge and agree that the foregoing indemnification provisions in this
Article XII shall be the exclusive remedy of the Globe Group, the Company and the Company Shareholders with respect to transactions contemplated by this Agreement. For purposes of this Section 12.7, no act or failure to act shall be considered "willful misconduct" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company (in the case of the Company and the Company Shareholders) and of the Globe (in the case of the Globe Group). Each of the Company Shareholders hereby agrees that he, she or it will not make, and hereby waives, any claim for indemnification against the Company and/or the Surviving Corporation by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Globe Group against such Company Shareholder (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

                                  ARTICLE XIII
                                   TERMINATION

      13.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Effective Time:

            (a) by mutual written agreement of the Globe and the Company; or

            (b) by the Globe or the Company if this Agreement is not consummated on or before September 15, 2004; provided that neither party may terminate this Agreement pursuant to this Section 13.1(b) if such party is then in default of any of its obligations hereunder;

            (c) by the Globe, if (i) the Globe is not in material breach of any representation, warranty, covenant or agreement set forth in this Agreement,
(ii) there has been a material breach of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company and/or any Company Shareholder and (iii) such breach remains unremedied (10) days after the Globe delivers written notice of such breach to the Company and the Shareholders' Representative;

            (d) by the Company, if (i) neither the Company nor any Company Shareholder is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, (ii) there has been a material breach of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Globe and (iii) such breach remains unremedied (10) days after the Company delivers written notice of such breach to the Company and the Shareholders' Representative; or

            (e) if any court of competent jurisdiction or other competent Governmental or Regulatory Authority shall have issued an order making illegal or otherwise permanently restricting, preventing or otherwise prohibiting the Merger and such order shall have become final and nonappealable.

      13.2 Effect of Termination. If this Agreement is terminated by either the Company or the Globe pursuant to Section 13.1, this Agreement and all Collateral Documents will forthwith become null and void, each party shall bear all of its, his or her costs and expenses incurred in connection with this Agreement, the Collateral Documents and the transactions contemplated hereby and thereby and, except as provided in the next sentence, no party shall have any liability to any other party hereunder. Notwithstanding the foregoing, upon termination of this Agreement pursuant to Section 13.1 (c) or (d), the terminating party may, at its option, enforce its rights against the breaching or defaulting party and may pursue any remedies against such party available to it hereunder or under applicable law, free from the restrictions and limitations set forth in Article XII hereof. Further, in the event of termination other than a termination pursuant to Sections 13.1 (c) or (e), the Globe shall reimburse the Company for the additional cost incurred for additional audit or review services requested by the Globe as follows: (i) 50% of the cost of obtaining the 2002 audit of the Company financial statements; and (ii) 100% of the cost of obtaining a review of the Company's interim financial statements for the six months ended June 30, 2004 and 2003.

                                  ARTICLE XIV
                                  MISCELLANEOUS

      14.1 One Year Lock-Up. Each Company Shareholder agrees that he, she or it, as applicable, will not, and each Target Shareholder shall not, during the period commencing on the Effective Date and ending on the first anniversary thereof, offer, contract to sell, sell, pledge, or otherwise dispose of (collectively, "Transfer") any Merger Shares or any shares of the Globe Common Stock issuable upon conversion of the Globe Preferred Stock without the prior written consent of the Globe, except (i) with regard to the Company Shareholders, upon the exercise by such Company Shareholder of the "co-sale" right as contemplated by the Stockholders' Agreement or (ii) with regard to all Target Shareholders, for Transfers to Related Parties; provided, however, that
(A) no Transfer to a Related Party by a Company Shareholder shall be permitted, nor shall it be recognized or effective, without compliance with the terms of the Stockholders' Agreement relating to such Transfers and (B) no Transfer to a Related Party by a Target Shareholder (excluding the Company Shareholders) shall be permitted, nor shall it be recognized or effective, unless such Related Party agrees with the Globe in writing that he/she/it shall be bound by the provisions of this Section 14.1. All certificates to the Target Shareholders representing Merger Shares or any shares of Common Stock issuable upon conversion of the Globe Preferred Stock shall provide that such shares cannot be Transferred during the period commencing on the Effective Date and ending on the first anniversary thereof.

      14.2 Parties Obligated and Benefited. This Agreement shall be binding upon the Parties and their respective successors by operation of law and shall inure solely to the benefit of the Parties and their respective successors by operation of law, and no other Person shall be entitled to any of the benefits conferred by this Agreement. Without the prior written consent of the other Party, no Party may assign this Agreement or the Collateral Documents or any of its rights or interests or delegate any of its duties under this Agreement or the Collateral Documents.

      14.3 Notices. Any notices and other communications required or permitted hereunder shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one or the other means specified in this Section as promptly as practicable thereafter). Notices shall be addressed as follows:

If to the Globe or Merger Sub:       110 East Broward Blvd., Suite 1400
                                     Ft. Lauderdale, FL 33301
                                     Attn: Michael S. Egan, CEO

With a copy to:                      Kimberly Barbar, Esq.
                                     Proskauer Rose LLP
                                     2265 Glades Road, Suite 340 West
                                     Boca Raton, FL 33431

If to the Company
or any Company Shareholder:          Paul Soltoff, Shareholders' Representative
                                     877 Executive Center Drive, Suite 300
                                     St. Petersburg, Florida 33702


With a copy to:                      Foley & Lardner LLP
                                     100 North Tampa Street, Suite 2700
                                     Tampa, Florida 33602
                                     Attn: Steven W. Vazquez, Esq.

If to the Company or the Company Shareholders after the Closing Date to the address of the Company Shareholders immediately prior to the Closing Date as appearing in the records of the Company that have been furnished by the Company to the Globe.

Any Party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this Section.

      14.4 California Tax Claim. Notwithstanding anything in this Agreement to the contrary, the Globe may withhold from the Target Shareholders participating in the Merger, on a pro rata basis (based upon their respective entitlement to the Cash Consideration), an aggregate of $76,320 (the "Disputed Tax Holdback Amount") pending resolution of the Notice of Tax Assessment from the State of California for corporate taxes for 2002 (the "California Tax Claim"). Promptly following the first to occur of (i) notice from the appropriate taxing authority that the California Tax Claim has been resolved to its satisfaction, (ii) the Globe's determination that the California Tax Claim is not reasonably likely to result in any further liability to the Globe or the Surviving Corporation and
(iii) the first anniversary that the Surviving Corporation files a tax return with the State of California for the Company's 2002 corporate taxes, any remaining portion of the Disputed Tax Holdback Amount shall be disbursed by the Globe to the Shareholders' Representative for further distribution to the Target Shareholders who participated in the Merger. The Disputed Tax Holdback Amount shall not constitute a limitation on the Globe's rights under Section 12 hereof in the event that such amount shall be insufficient to finally resolve the California Tax Claim.

      14.5 Attorneys' Fees. In the event of any action or suit based upon or arising out of any alleged breach by any Party of any representation, warranty, covenant or agreement contained in this Agreement or the Collateral Documents, the prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs of such action or suit from the other Party.

      14.6 Headings. The Article and Section headings of this Agreement are for convenience only and shall not constitute a part of this Agreement or in any way affect the meaning or interpretation thereof.

      14.7 Choice of Law. This Agreement and the rights of the Parties under it shall be governed by and construed in all respects in accordance with the laws of the State of Florida, without giving effect to any choice of law provision or rule (whether of the State of Florida or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Florida).

      14.8 Submission to Jurisdiction. Each of the parties to this Agreement irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought in the circuit court located in Broward County, Florida or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court located in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be affected on such party by mail, as provided in this Agreement or in such other manner as may be provided under applicable laws or court rules in said state.

      14.9 Rights Cumulative. All rights and remedies of each of the Parties under this Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

      14.10 Further Actions. The Parties shall execute and deliver to each other, from time to time at or after Closing, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded and acquired by it under this Agreement.

      14.11 Time of the Essence. Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day which is not a Business Day, the time for the giving of such notice or the performance of such act shall be extended to the next succeeding Business Day.

      14.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14.13 Entire Agreement. This Agreement (including the Exhibits, the Company Disclosure Statement and any other documents, instruments and certificates referred to herein, which are incorporated in and constitute a part of this Agreement) contains the entire agreement of the Parties and supercedes all prior agreements or negotiations between the parties.

      14.14 Expenses. Each party will be responsible for payment of its expenses in connection with the transactions contemplated by this Agreement (it being understood that the Company Shareholders shall be responsible for all of the costs and expenses of the Company).

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

      IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.

                                 "Globe"

                                 THEGLOBE.COM, INC.

                                 By /s/ Edward A. Cespedes
                                    ----------------------------

                                 Name: Edward A. Cespedes

                                 Title: President


                                "Merger Sub"

                                 SENDTEC ACQUISITION, INC.

                                 By /s/ Edward A. Cespedes
                                    ----------------------------

                                 Name: Edward A. Cespedes

                                 Title: President


                                 "Company"

                                 SENDTEC, INC.

                                 By /s/ Paul Soltoff
                                    ----------------------------

                                 Name: Paul Soltoff

                                 Title: CEO


                                 "Company Shareholders"

                                 /s/ Paul Soltoff
                                 --------------------------------

                                 Paul Soltoff

                                 /s/ Eric Obeck
                                 --------------------------------

                                 Eric Obeck

                                 /s/ Donald Gould
                                 --------------------------------

                                 Donald Gould

                                 /s/ Harry Greene
                                 --------------------------------

                                 Harry Greene

                                 /s/ Irv Brechner
                                 --------------------------------

                                 Irv Brechner, as tenant by the entirety

                                 /s/ Nadine Brechner
                                 --------------------------------

                                 Nadine Brechner, as tenant by the entirety


                                       55